     As filed with the Securities and Exchange Commission on April 10, 2008
                                                      Registration No. 002-86084
                                                                       811-03830


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                     Post-Effective Amendment No. 28                    [ X ]


                                       and


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 25                        [ X ]


                         NYLIAC MFA SEPARATE ACCOUNT-II
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                             Laura M. Bramson, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)
                                    Copy to:



Richard T. Choi, Esq.                        Thomas F. English, Esq.
Jorden Burt LLP                              Senior Vice President
1025 Thomas Jefferson Street, NW             and Chief Insurance Counsel
Suite 400 East                               New York Life Insurance Company
Washington, D.C.  20007-5208                 51 Madison Avenue
                                             New York, New York 10010



Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]      on May 1, 2008 pursuant to paragraph (b) of Rule 485.


[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]      on             pursuant to paragraph (a)(1) of Rule 485.
            -----------

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in a separate account under variable annuity contracts.

                          PROSPECTUS DATED MAY 1, 2008


                          NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II
                                   PROSPECTUS
                                     FOR THE
                                 FACILITATOR(R)*

                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                    ISSUED BY
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policies primarily to assist individuals with their long-term retirement planning or other long-term needs.

     This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, We will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.


     Prior to the date your income payments begin, you may direct that purchase payments accumulate on a fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a fixed basis. For a policy that is not issued in connection with an employee retirement plan that qualifies for special federal income tax treatment, you may also receive income payments on a fixed basis. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.


     Both separate accounts invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"). The Fund offers three separate portfolios available for investment under your policy: MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management (the "Eligible Portfolios" or the "Portfolios"). Each Investment Division of the separate accounts invests in shares of a corresponding fund portfolio. Your policy's value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.


     You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2008. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. The Facilitator Prospectus and Statement of Additional Information are also posted on Our website, www.newyorklife.com. We have listed the phone numbers for Our Service Centers on page 10 of this prospectus.


     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     *FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS
                        NOT MEANT TO CONNOTE PERFORMANCE.

                                TABLE OF CONTENTS


                                       PAGE
                                       ----
DEFINITIONS..........................    3
POLICYOWNER AND FUND EXPENSES........    4
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR........................    8
  How do I contact NYLIAC?...........   12
FINANCIAL STATEMENTS.................   13
CONDENSED FINANCIAL INFORMATION......   14
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNTS...........................   18
  New York Life Insurance and Annuity
     Corporation.....................   18
  The Separate Accounts..............   18
  The Portfolios.....................   18
  Additions, Deletions, or
     Substitutions of Investments....   19
  Reinvestment.......................   20
THE POLICIES.........................   20
  Purpose of Policies................   20
  Purchase Payments..................   21
  Payments Returned for Insufficient
     Funds...........................   21
  Total Disability Benefit Rider.....   21
  Transfers..........................   21
     (a) Limits on Transfers.........   22
  Accumulation Period................   23
     (a) Crediting of Purchase
      Payments......................    23
     (b) Valuation of Accumulation
      Units.........................    23
  Policyowner Inquiries..............   23
CHARGES AND DEDUCTIONS...............   23
  Surrender Charges..................   23
  Exceptions to Surrender Charges....   24
  Other Charges......................   24
     (a) Mortality and Expense Risk
      Charges.......................    24
     (b) Administrative Fee..........   25
     (c) Policy Service Charge.......   25
     (d) Fund Charges................   25
  Taxes..............................   25
DISTRIBUTIONS UNDER THE POLICY.......   25
  Surrenders and Withdrawals.........   25
     (a) Surrenders..................   26
     (b) Partial Withdrawals.........   26
     (c) Periodic Partial
       Withdrawals...................   26
     (d) Hardship Withdrawals........   26
  Cancellations......................   27
  Retirement Date....................   27
  Death Before Retirement Date.......   27
  Income Payments....................   28
     (a) Election of Income Payment
         Options.....................   28
     (b) Fixed Income Payments.......   28
     (c) Other Methods of Payment....   29
     (d) Proof of Survivorship.......   29
  Delay of Payments..................   29
  Designation of Beneficiary.........   29
  Restrictions Under the Texas
     Optional Retirement Program.....   30
  Restrictions Under Code Section
     403(b)(11)......................   30
THE FIXED ACCOUNT....................   30
     (a) Interest Crediting..........   30
     (b) Surrender Charges...........   31
     (c) Transfers to Investment
         Divisions...................   31
     (d) General Matters.............   31
FEDERAL TAX MATTERS..................   32
  Introduction.......................   32
  Taxation of Annuities in General...   32
  Qualified Policies.................   33
     (a) 403(b) Plans................   33
     (b) Individual Retirement
         Annuities...................   34
     (c) Roth Individual Retirement
         Annuities...................   34
     (d) Deferred Compensation
          Plans......................   34
  Taxation of Death Benefits.........   35
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS.......................   35
VOTING RIGHTS........................   36
STATEMENT OF ADDITIONAL INFORMATION..   37




THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                   DEFINITIONS

ACCUMULATION UNIT--An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

ANNUITANT--A person named on the Policy Data Page and whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, We pay benefits under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

INCOME PAYMENTS--Periodic payments NYLIAC makes to the Payee.

INVESTMENT DIVISION ("DIVISION")--The variable investment options available with your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.


NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.


NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

POLICY ANNIVERSARY--An anniversary of the Policy Date.

POLICY DATE--The date established when We issue your policy, from which subsequent Policy Years, months, and anniversaries are measured.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PURCHASE DATE--The Business Day on which We receive and credit a purchase payment under the policy.


QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.


SEPARATE ACCOUNT(S)--NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts We established to receive and invest purchase payments under the policies.

                          POLICYOWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS
                            FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)


                                                   MAINSTAY VP
                                                      COMMON           MAINSTAY VP        MAINSTAY VP
                                                      STOCK-              BOND-               CASH
                                                  INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                  -------------       -------------       -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)...............      7.00%               7.00%              7.00%
  Annual Policy Service Charge..................  Lesser of $30 Per Policy or 1% of the Policy's
                                                  Value.


SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees............      1.25%               1.25%              1.25%
     Administration Fees........................      0.50%               0.50%              0.50%
     Total Separate Account Annual Expenses.....      1.75%               1.75%              1.75%

MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year ended December 31, 2007)
     Advisory Fees..............................      0.54%(b)(c)         0.49%(f)(c)        0.44%(g)(c)
     Administration Fees........................      0.00%               0.00%              0.00%
     Other Expenses.............................      0.05%(d)(c)         0.05%(c)           0.05%(c)
     Total Fund Annual Expenses.................      0.59%(e)            0.54%              0.49%




------------

(a) The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See "Surrender Charges")


(b) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(c) Expenses have been restated to reflect current fees.



(d) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(e) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(f) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.


EXAMPLES


     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Funds. However, the table does not reflect optional charges under the policy, such as the charge for the Total Disability Benefit Rider, which will vary based on a number of factors. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 21 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


     A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

       1. If you surrender your policy at the end of the applicable time period.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
      Common Stock Portfolio--Initial Class...............  $1,053    $1,777    $2,416    $3,795
      Bond Portfolio--Initial Class.......................  $1,049    $1,763    $2,393    $3,749
      Cash Management Portfolio...........................  $1,044    $1,750    $2,370    $3,703

       2. If you do NOT surrender or annuitize your policy

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
      Common Stock Portfolio--Initial Class................   $342     $1,044    $1,767    $3,678
      Bond Portfolio--Initial Class........................   $337     $1,029    $1,743    $3,632
      Cash Management Portfolio............................   $332     $1,014    $1,718    $3,585



YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                          POLICYOWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS
                             SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)

                                                             MAINSTAY VP     MAINSTAY VP    MAINSTAY VP
                                                             COMMON STOCK       BOND-           CASH
                                                            INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                                            -------------   -------------   -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn)..................    7.00%           7.00%          7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees.....................    1.25%           1.25%          1.25%
     Total Separate Account Annual Expenses..............    1.25%           1.25%          1.25%

MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year
     ended December 31, 2007)
     Advisory Fees.......................................    0.54%(b)(c)     0.49%(f)(c)    0.44%(g)(c)
     Administration Fees.................................    0.00%           0.00%          0.00%
     Other Expenses......................................    0.05%(d)(c)     0.05%(c)       0.05%(c)
     Total Fund Annual Expenses..........................    0.59%(e)        0.54%          0.49%




------------
(a) The sales load is based on the length of the time each purchase payment is in the policy before it is withdrawn. The sales load percentage declines from 7% during the first Policy Year that a purchase payment is in the policy to 1% in the seventh Policy Year. There are a number of exceptions to the surrender charges, including, that there is no surrender charge if the amount withdrawn in any Policy Year is 10% or less of the policy's value at the beginning of that Policy Year. (See "Exceptions to Surrender Charges")




(b) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(c) Expenses have been restated to reflect current fees.



(d) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(e) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(f) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 21 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


EXAMPLES

     A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the applicable time period:

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
      Common Stock Portfolio--Initial Class...................    $910     $1,132    $1,353    $2,173
      Bond Portfolio--Initial Class...........................    $906     $1,117    $1,328    $2,119
      Cash Management Portfolio...............................    $901     $1,102    $1,302    $2,065

     2. If you do NOT surrender or annuitize your policy

                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                  ------   -------   -------   --------
      Common Stock Portfolio--Initial Class....................    $189      $584     $1,004    $2,173
      Bond Portfolio--Initial Class............................    $183      $568     $  977    $2,119
      Cash Management Portfolio................................    $178      $552     $  951    $2,065



YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

     1. WHAT IS THE FACILITATOR?

     Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See "The Policies"). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy's value will fluctuate according to the performance of the Investment Divisions selected.

     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?

     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, We refer to annuity payments which remain the same throughout the payment period as "Fixed Income Payments". Fixed Income Payments will always be the same specified amount. (See "Income Payments".)

     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     You can allocate your purchase payments to one or more of the following Allocation Alternatives:

          (a) Separate Accounts

               Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

               The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:

                                                                         CORRESPONDING
                    INVESTMENT DIVISION                               ELIGIBLE PORTFOLIO
                    -------------------                   ------------------------------------------
          MainStay VP Common Stock-Initial Class          MainStay VP Common Stock-Initial Class
          MainStay VP Bond-Initial Class                  MainStay VP Bond-Initial Class
          MainStay VP Cash Management                     MainStay VP Cash Management Portfolio


               When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund.

          (b) Fixed Account

               Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account")

     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?

     You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See "Transfers")

     You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See "The Fixed Account")

     5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See "Other Charges")

     For single premium policies, there is no annual charge for policy services or daily charges for administrative services.

     For flexible premium policies, We will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy's value at the end of the Policy Year. In addition, We will deduct a daily charge for administrative services equal to 0.50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See "Other Charges")

     We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                                 SURRENDER CHARGE
-------------------------------                                 ----------------
1 ...........................................................           7%
2 ...........................................................           6%
3 ...........................................................           5%
4 ...........................................................           4%
5 ...........................................................           3%
6 ...........................................................           2%
7 ...........................................................           1%
8 and later..................................................           0%


     For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                     SURRENDER CHARGE
-----------                                                     ----------------
1-4 .........................................................           7%
5 ...........................................................           6%
6 ...........................................................           5%
7 ...........................................................           4%
8 ...........................................................           3%
9 ...........................................................           2%
10 ..........................................................           1%
11 and later.................................................           0%


(See "Surrender Charges" at page 20 and "Exceptions to Surrender Charges")

     Charges will also be deducted for options such as the Total Disability Benefit Rider.


     Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)


     In no event will the aggregate service charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?

     Unless we permit otherwise, additional purchase payments under a Non-Qualified or Qualified single premium policy must be at least $2,000. We may limit additional purchase payments to four in any one Policy Year.

     For a flexible premium policy, you can make purchase payments of at least $40 each at any time. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments We accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

     Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.

     7. HOW ARE PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy. ACCEPTANCE OF ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     If We do not receive a purchase payment for a period of two years and both
(a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, We reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if We do not receive a purchase payment from you before the end of that 90-day period. If We terminate your policy, We will pay you the policy's value in one lump sum.

     9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE MY INCOME PAYMENTS ARE SCHEDULED TO BEGIN?

     You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to Us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters")

     10. HOW WILL INCOME PAYMENTS BE MADE?

     Income Payments under Qualified Policies and Non-Qualified Policies can be received on a fixed basis. Fixed Income Payments will always be in the same specified amount. (See "Income Payments")

     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?

     If you have a Total Disability Benefit rider included in your flexible premium policy, We will credit benefit amounts as purchase payments to your policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider")

     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE INCOME PAYMENTS BEGIN?

     If the Annuitant dies before Income Payments begin, We will pay the Beneficiary under the policy an amount equal to the greater of:

          (a) the policy's value or

          (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

     However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement Date" and "Federal Tax Matters")

     13. WHAT HAPPENS IF I DIE BEFORE INCOME PAYMENTS BEGIN?

     In the event you or the Annuitant dies before Income Payment begins, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

          (a) the policy's value; or

          (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

     If you are not the Annuitant but your spouse is the sole primary Beneficiary of the Policy, or if your spouse or the Annuitant's spouse is the Beneficiary and Contingent Annuitant, We can pay the proceeds to the surviving spouse on your death prior to the date Income Payments are scheduled to begin. The surviving spouse can also choose to continue as the new policyowner. (See "Death Before Retirement Date" and "Federal Tax Matters")


     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See "Voting Rights")

     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS CALCULATED?

     We may advertise yields and total returns for the Investment Divisions. In addition, We may advertise the effective yield of the MainStay VP Cash Management Investment Division. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, We assume the income earned by an investment in the MainStay VP cash management Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a MainStay VP Bond-Initial Class Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the SAI.

     TOTAL RETURN CALCULATIONS. The total return of a MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division refers to return quotations assuming an investment has been held in the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.

     We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields, standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

     We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the SAI.

     17. HOW DO I CONTACT NYLIAC?

     For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements. Policy information is also available through the Virtual Service Center (VSC) on the Internet via WWW.NEWYORKLIFE.COM/VSC or the Interactive Voice Response (IVR) system using the toll-free number listed for each applicable Service Center.


     SERVICE CENTER                      ADDRESS                 PHONE NUMBER
     --------------                      -------                 ------------
Cleveland Service Center    Regular Mail                         (800) 695-9873
                            New York Life
                            Cleveland Service Center
                            PO Box 6916
                            Cleveland, OH 44101-1916
                            Attn: Annuity Service Team

                            Overnight Mail
                            New York Life
                            Cleveland Service Center
                            14600 Detroit Avenue, Suite 1000
                            Lakewood, OH 44107
                            Attn: Annuity Service Team

Dallas Service Center       Regular Mail                         (800) 695-1314
                            New York Life
                            Dallas Service Center
                            PO Box 130539
                            Dallas, TX 75313-0539
                            Attn: Annuity Service Team

                            Overnight Mail
                            New York Life
                            Dallas Service Center
                            Two Energy Square
                            4849 Greenville Avenue, Suite 700
                            Dallas, TX 75206
                            Attn: Annuity Service Team



Faxed requests are not acceptable and will not be honored at any time. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to one of the addresses noted in Question 18.



     18. WHERE DO I SEND SUBSEQUENT PREMIUM PAYMENTS?



     Subsequent premium payments must be sent to one of the following addresses:


REGULAR MAIL:     NYLIAC
                  P.O. Box 742545
                  Cincinnati, OH 45274-2545

EXPRESS MAIL:     NYLIAC
                  8120 Penn Avenue South
                  Suite 300
                  Bloomington, MN 55431




     Subsequent premium payments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this question 18.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2007, and the statements of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                          NYLIAC MFA SEPARATE ACCOUNT I
                         CONDENSED FINANCIAL INFORMATION


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2002 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1 except where indicated.


                                                                January 1, 1998 to December 31, 1998
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/98...............   $50.50    $47.08    $31.03    $28.93    $20.02    $18.66
Accumulation Unit value as of 12/31/98.............   $63.13    $58.57    $33.44    $31.02    $20.80    $19.29
Number of units outstanding (in 000's) as of
  12/31/98.........................................    1,934     3,643       932     1,700       212       345

                                                                January 1, 1999 to December 31, 1999
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/99...............   $63.13    $58.57    $33.44    $31.02    $20.80    $19.29
Accumulation Unit value as of 12/31/99.............   $81.03    $74.80    $32.52    $30.02    $21.53    $19.88
Number of units outstanding (in 000's) as of
  12/31/99.........................................    1,555     3,171       836     1,454       162       299

                                                                January 1, 2000 to December 31, 2000
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/00...............   $81.03    $74.80    $32.52    $30.02    $21.53    $19.88
Accumulation Unit value as of 12/31/00.............   $77.35    $71.05    $35.27    $32.39    $22.56    $20.72
Number of units outstanding (in 000's) as of
  12/31/00.........................................    1,294     2,781       531     1,172       126       236

                                                                January 1, 2001 to December 31, 2001
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/01...............   $77.35    $71.05    $35.27    $32.39    $22.56    $20.72
Accumulation Unit value as of 12/31/01.............   $63.34    $57.88    $38.06    $34.78    $23.13    $21.14
Number of units outstanding (in 000's) as of
  12/31/01.........................................    1,070     2,502       478     1,082       119       209

                                                                January 1, 2002 to December 31, 2002
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/02...............   $63.34    $57.88    $38.06    $34.78    $23.13    $21.14
Accumulation Unit value as of 12/31/02.............   $47.38    $43.08    $41.15    $37.42    $23.15    $21.06
Number of units outstanding (in 000's) as of
  12/31/02.........................................      886     2,252       420     1,006        99       196

                                                                January 1, 2003 to December 31, 2003
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/03...............   $47.38    $43.08    $41.15    $37.42    $23.15    $21.06
Accumulation Unit value as of 12/31/03.............   $59.13    $53.50    $42.48    $38.43    $23.02    $20.83
Number of units outstanding (in 000's) as of
  12/31/03.........................................      782     2,090       372       940        84       177

                                                                January 1, 2004 to December 31, 2004
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/04...............   $59.13    $53.50    $42.48    $38.43    $23.02    $20.83
Accumulation Unit value as of 12/31/04.............   $64.76    $58.30    $43.67    $39.31    $22.92    $20.64
Number of units outstanding (in 000's) as of
  12/31/04.........................................      690     1,911       335       844        71       139

                                                                January 1, 2005 to December 31, 2005
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/05...............   $64.76    $58.30    $43.67    $39.31    $22.92    $20.64
Accumulation Unit value as of 12/31/05.............   $68.87    $61.69    $44.07    $39.48    $23.31    $20.88
Number of units outstanding (in 000's) as of
  12/31/05.........................................      616     1,730       299       778        59       130

                                                                January 1, 2006 to December 31, 2006
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/06...............   $68.87    $61.69    $44.07    $39.48    $23.31    $20.88
Accumulation Unit value as of 12/31/06.............   $79.23    $70.62    $45.50    $40.56    $24.08    $21.46
Number of units outstanding (in 000's) as of
  12/31/06.........................................      542     1,577       250       692        53       108

                                                                January 1, 2007 to December 31, 2007
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/07...............   $79.23    $70.62    $45.50    $40.56    $24.08    $21.46
Accumulation Unit value as of 12/31/07.............   $82.27    $72.96    $47.86    $42.45    $24.93    $22.11
Number of units outstanding (in 000's) as of
  12/31/07.........................................      462     1,370       220       607        54       113

                         NYLIAC MFA SEPARATE ACCOUNT II
                         CONDENSED FINANCIAL INFORMATION


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2002 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1 except where indicated.


                                                                January 1, 1998 to December 31, 1998
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/98...............   $50.50    $47.08    $31.15    $28.98    $20.02    $18.66
Accumulation Unit value as of 12/31/98.............   $63.13    $58.57    $33.57    $31.07    $20.80    $19.29
Number of units outstanding (in 000's) as of
  12/31/98.........................................    2,356       327     1,321       177       306        44

                                                                January 1, 1999 to December 31, 1999
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/99...............   $63.13    $58.57    $33.57    $31.07    $20.80    $19.29
Accumulation Unit value as of 12/31/99.............   $81.03    $74.80    $32.64    $30.06    $21.53    $19.88
Number of units outstanding (in 000's) as of
  12/31/99.........................................    1,831       296     1,456       160       264        42

                                                                January 1, 2000 to December 31, 2000
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/00...............   $81.03    $74.80    $32.64    $30.06    $21.53    $19.88
Accumulation Unit value as of 12/31/00.............   $77.35    $71.05    $35.40    $32.44    $22.56    $20.72
Number of units outstanding (in 000's) as of
  12/31/00.........................................    1,628       273       884       130       216        26

                                                                January 1, 2001 to December 31, 2001
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/01...............   $77.35    $71.05    $35.40    $32.44    $22.56    $20.72
Accumulation Unit value as of 12/31/01.............   $63.34    $57.88    $38.20    $34.84    $23.13    $21.14
Number of units outstanding (in 000's) as of
  12/31/01.........................................    1,324       256       803       115       179        23

                                                                January 1, 2002 to December 31, 2002
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/02...............   $63.34    $57.88    $38.20    $34.84    $23.13    $21.14
Accumulation Unit value as of 12/31/02.............   $47.38    $43.08    $41.31    $37.48    $23.15    $21.06
Number of units outstanding (in 000's) as of
  12/31/02.........................................    1,100       239       728       106       135        28

                                                                January 1, 2003 to December 31, 2003
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/03...............   $47.38    $43.08    $41.31    $37.48    $23.15    $21.06
Accumulation Unit value as of 12/31/03.............   $59.13    $53.50    $42.64    $38.49    $23.02    $20.83
Number of units outstanding (in 000's) as of
  12/31/03.........................................      992       224       653        99       103        17

                                                                January 1, 2004 to December 31, 2004
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/04...............   $59.13    $53.50    $42.64    $38.49    $23.02    $20.83
Accumulation Unit value as of 12/31/04.............   $64.76    $58.30    $43.83    $39.37    $22.92    $20.64
Number of units outstanding (in 000's) as of
  12/31/04.........................................      906       208       553        92        79        15

                                                                January 1, 2005 to December 31, 2005
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/05...............   $64.76    $58.30    $43.83    $39.37    $22.92    $20.64
Accumulation Unit value as of 12/31/05.............   $68.87    $61.69    $44.23    $39.54    $23.31    $20.88
Number of units outstanding (in 000's) as of
  12/31/05.........................................      819       191       487        86        63        13

                                                                January 1, 2006 to December 31, 2006
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/06...............   $68.87    $61.69    $44.23    $39.54    $23.31    $20.88
Accumulation Unit value as of 12/31/06.............   $79.23    $70.62    $45.67    $40.62    $24.08    $21.46
Number of units outstanding (in 000's) as of
  12/31/06.........................................      725       174       429        77        62        13

                                                                January 1, 2007 to December 31, 2007
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/07...............   $79.23    $70.62    $45.67    $40.62    $24.08    $21.46
Accumulation Unit value as of 12/31/07.............   $82.27    $72.96    $48.04    $42.51    $24.93    $22.11
Number of units outstanding (in 000's) as of
  12/31/07.........................................      638       150       375        73        67        14

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this prospectus, NYLIAC offers life insurance policies and other annuities.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $82.4 billion at the end of 2007. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.


     THE SEPARATE ACCOUNTS

     Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on both the investment performance of the Fixed Account and any other separate account of NYLIAC.

     Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management.

     THE PORTFOLIOS


     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.


     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although We do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various policies participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios, along with their investment advisers, are listed in the following table:

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

FUND                 INVESTMENT ADVISERS   ELIGIBLE PORTFOLIOS
-------------------------------------------------------------------------------------
MainStay VP Series   New York Life         MainStay VP Cash Management;
Fund, Inc.           Investment            MainStay VP Common Stock;
                     Management LLC        MainStay VP Bond

                     Subadviser: MacKay
                     Shields LLC
-------------------------------------------------------------------------------------


     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that are available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if We believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

     We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in Our sole discretion, due to marketing, tax, investment, or other conditions. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if, in Our sole discretion, marketing, tax, investment or other conditions so warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy's value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Eligible Portfolios, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Eligible Portfolio.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as "Non-Qualified Policies."

     The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved "Transfer of Ownership" form in effect at the time of the request. This change will take effect as of the date We receive your signed form at the Service Center that services your policy noted in Question 17 of this Prospectus, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

     The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:

          (1) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code;


          (2) individual retirement annuities ("IRAs") meeting the requirements of Section 408(b), 408(k), or 408A of the Code; or


          (3) deferred compensation plans with respect to service for state and local governments (and certain other entities), under Section 457 of the Code.

     We refer to policies purchased by these individuals for use with these plans as "Qualified Policies." (See "Federal Tax Matters")

     Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your Registered Representative or contact Us for specific information that may be applicable to your state.

     PURCHASE PAYMENTS

     For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000.

     For flexible premium policies, you can make purchase payments of at least $40 each at any time. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policyowner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders), are not more than the greater of: (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to the Service Center that services your policy as noted in Question 17 of this Prospectus.

     For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.

     If We do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, then We may, in Our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If We terminate your policy, We will pay you the policy's value in one lump sum. (See "Cancellations")

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until the Service Center that services your policy receives a written request to reinstate it in a form acceptable to Us at one of the addresses in Question 17 of this Prospectus, and We agree.

     TOTAL DISABILITY BENEFIT RIDER

     If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, We will credit a benefit amount as a purchase payment for your policy when you provide proof to Us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, We are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

          (i) $1,000 for single premium policies or $500 for flexible premium policies or

          (ii) the total value of the Accumulation Units in the Investment Division.

     The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, We will transfer the entire value unless We determine otherwise. We limit the number of transfers to four in any one Policy Year. Transfers into the Fixed Account may be subject to restrictions.

     Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account")

     Transfer requests must be in writing on a form We provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which We receive the transfer request at the Service Center that services your policy in Question 17 of this Prospectus. (See "Delay of Payments") Faxed requests are not acceptable and will not be honored at anytime.

     (a) Limits on Transfers

     POTENTIALLY HARMFUL TRANSFERS--This policy is not intended as a vehicle for market timing. Currently, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight courier and received by the Service Center that services your policy in Question 17 of this Prospectus. We limit the number of transfers to no more than four in any one policy year. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THESE LIMITATIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

     We apply Our limits on transfers procedures to all Policyowners of this policy without exception.


     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectus for more details regarding the Fund portfolios' ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.


     RISKS ASSOCIATED WITH POTENTIALLY HARMFUL TRANSFERS--The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that these procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the size of transfers in a given period. Redemption fees, transfer size limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectus for the underlying Fund portfolios, in effect at the time of any trade, describes any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on portfolio management, such as:

           (a) impeding a portfolio manager's ability to sustain an investment objective;

           (b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

           (c) causing an underlying Fund portfolio to liquidate investments prematurely (or at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     ACCUMULATION PERIOD

     (a) Crediting of purchase payments

     You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

     We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day We receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest credited thereto.)

     (b) Valuation of Accumulation Units

     We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

     POLICYOWNER INQUIRIES

     Your inquiries should be addressed to the Service Center that services your policy. (See Question 17) Faxed requests are not acceptable and will not be honored at any time. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from purchase payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

     If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, We deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, We deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

     For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                                SURRENDER CHARGE
-------------------------------                                ----------------
1............................................................         7%
2............................................................         6%
3............................................................         5%
4............................................................         4%
5............................................................         3%
6............................................................         2%
7............................................................         1%
8 and later..................................................         0%


     Under a single premium policy, for purposes of calculating the surrender charge, We treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                    SURRENDER CHARGE
-----------                                                    ----------------
1-4..........................................................         7%
  5..........................................................         6%
  6..........................................................         5%
  7..........................................................         4%
  8..........................................................         3%
  9..........................................................         2%
 10..........................................................         1%
 11 and later................................................         0%


     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) under a single premium policy, on amounts you withdraw in any one Policy Year that do not exceed 10% of the policy's value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See "The Fixed Account");

          (b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See "Income Payments");

          (c) if NYLIAC cancels the policy;

          (d) when We pay proceeds upon the death of the policyowner or the Annuitant; and

          (e) if the aggregate surrender charges under a policy will exceed 8.5% of the total purchase payments.

In addition, We will not assess a surrender charge to withdrawals from the Fixed Account in situations described under "The Fixed Account."

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services.

     (b) Administrative Fee

     Prior to the date Income Payments are scheduled to begin for flexible premium policies, We impose an administrative fee to cover the cost of providing policy administrative services. This charge is equal, on an annual basis, to 0.50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including: (i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policyowners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

     (c) Policy Service Charge

     For flexible premium policies, We deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy's value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets of the Separate Accounts will indirectly reflect the Fund's total fees and expenses. The Fund's total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund's prospectus and/or SAI.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     We may in the future seek to amend the policies to deduct premium taxes when a purchase payment is received.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy's value, at any time before Income Payments begin and while the Annuitant is living. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the policy's value on the Business Day the Service Center that services your policy receives the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy's value on the established periodic partial withdrawal request date), less any surrender charges, any applicable policy fee and any taxes required by law to be deducted. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments")

     Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals), may be more or less than the total purchase payments made.

     Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General")

     (a) Surrenders

     We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. (See "Income Payments")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request. Also note that partial withdrawal requests for amounts greater than $19,999 or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus.

     If a requested partial withdrawal is equal to the value in the Allocation Alternative from which you make the withdrawal, We will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell Us how to allocate a partial withdrawal among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals

     You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. To process Periodic Partial Withdrawals you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See "Charges and Deductions")

     Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, We will send out a check for less than the scheduled amount and will cease future payments until We receive new instructions designating new Allocation Alternatives from which We can make the withdrawal.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy's value.

     CANCELLATIONS

     If We do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy's value to you in one lump sum.

     We will notify you in your annual report of Our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, We will pay you the policy's value in one lump sum.

     RETIREMENT DATE

     The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or We pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by NYLIAC, provided that We receive written notice of the request at least one month before the last selected Retirement Date. To request to change or defer the Retirement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT DATE

     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date), dies prior to the Retirement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. That amount will be the greater of:

          (a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

          (b) the policy's value.


     This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that We may offer at any time.


     If the policyowner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and We will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policyowner has elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, all or part of these proceeds will be:

          (i) applied under options 1A or 1B. (See "Income Payments") However, We will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policyowner's death in one lump sum to the Beneficiary; or

          (ii) used to purchase an immediate annuity for the Beneficiary who will be the policyowner and Annuitant.

     Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner's death (as determined for federal tax purposes), and must begin within one year after the policyowner's death.

     We determine the value of the proceeds at the end of the Business Day during which death occurs.


     For policies issued after January 18, 1985, if (a) the policyowner and the Annuitant are not the same person and the policyowner's spouse is the sole primary Beneficiary, or (b) the policyowner and the Annuitant are the same individual and the policyowner's spouse is the sole primary Beneficiary and the Contingent Annuitant, We will pay the proceeds to the surviving spouse if the policyowner dies before the Retirement Date or the surviving spouse can continue the policy as the new policyowner. Generally, We will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and We will pay benefits under the policy upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General")



     If the Annuitant and joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.


     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus, subject to postponement in certain circumstances. (See "Delay of Payments")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     You may select Income Payments that are fixed. At any time before the Retirement Date, you may change the Income Payment Option or request any other method of payment We agree to. To change the Income Payment Option or to request another method of payment prior to the Retirement Date, you must send a written request in a form acceptable to Us to the Service Center that services your policy in Question 17 of this Prospectus. If an Income Payment Option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

     In the event that an Income Payment Option is not selected, We will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the "Annuity Benefit" section of the policy.

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total purchase payments made under the policy if the Annuitant dies before the actuarially predicted date of death.

     For Income Payment Options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges")

     (b) Fixed Income Payments

     You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

          1A. Interest Accumulation. NYLIAC credits interest (at least 3.5% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.


          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3.0% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.


          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3.5% on the money remaining under the Income Payment option.

          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     (c) Other Methods of Payment

     If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

     A payee receiving payments under Income Payment options 1A, 1B, 2A or 2B may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.

     If a payee dies on or after the Retirement Date, We will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters")

     (d) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

          (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists;

          (b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amounts due from the Fixed Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

     However, if the policyowner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policyowner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

     (1) termination of employment in the Texas public institutions of higher education,

     (2) retirement, or

     (3) death.

     Accordingly, We will require a participant in the ORP (or the participant's estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

     RESTRICTIONS UNDER CODE SECTION 403(B)(11)


     An employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 59 1/2, has a severance from employment, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution.



     Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.



     Under the terms of your Code section 403(b) plan you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.


                                THE FIXED ACCOUNT

     The Fixed Account includes all of NYLIAC's assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges

     We may apply surrender charges to withdrawals from the Fixed Account. (See "Surrender Charges") In addition to the "Exceptions to Surrender Charges," subject to any applicable state insurance law or regulation, We will not impose a surrender charge on any amount withdrawn from the Fixed Account if: (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, We make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)

     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, We may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

          1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.

          2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy's value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy's value under the first exception to the imposition of surrender charges described under "Exceptions to Surrender Charges". In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.

          3. For flexible premium policies, except as stated in (c)1 above, We do not permit transfers from the Fixed Account during the first ten Policy Years.

          4. For single premium policies, We permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, We permit transfers of at least the minimum amount after the first ten Policy Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of: (i) $1,000 for single premium policies or $500 for flexible premium policies or (ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, We may include that amount in the transfer.

     For both single and flexible premium policies, We reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See "Transfers")

     You must make transfer requests in writing in a form acceptable to Us and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed.

     (d) General Matters

     We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.

                               FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals), or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner's Accumulation Value over the policyowner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from TSAs.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS's view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.


     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner's (or, where the policyowner is not an individual, the Annuitant's) death, (3) made as a result of the policyowner's disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.


     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates), to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations), that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.


     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.


     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

          (a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          Important Information Regarding Final Code Section 403(b) Regulations



          On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



          Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a "90-24 transfer"). Under this guidance, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's written Code section 403(b) plan.



          Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer's Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.



          In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer's written Code section 403(b) plan no later than by January 1, 2009.



          The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.



          You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.


          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that
     Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

     The Qualified Policies are subject to the required minimum distribution ("RMD") rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service ("IRS"). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

     Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

     Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

     TAXATION OF DEATH BENEFITS

     The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS


     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a Broker-Dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by Registered Representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a Broker-Dealer that is an affiliate of NYLIFE Distributors. Your Registered Representative is also a licensed insurance agent with New York Life. He or she is qualified to offer many forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities Registered Representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     Your Registered Representative will receive compensation for selling you this policy or any other investment product. The amount of compensation received by your Registered Representative will vary depending on the policy that he or she sells and on sales production goals.


     The maximum commission paid to Broker-Dealers who have entered into dealer agreements with NYLIFE Distributors is 3.5% of all premiums received. The total commissions paid for Facilitator(R) multi-funded retirement annuity policies during the fiscal years ended December 31, 2007, 2006 and 2005 were $293,497, $204,832 and $246,288, respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

     New York Life also has other compensation programs where Registered Representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities Registered Representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents, and sales.

     NYLIFE Securities Registered Representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, New York Life sponsors recognition programs, qualification for which depends on the sale of products manufactured and issued by New York Life or its affiliates.

                                  VOTING RIGHTS

     The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policyowners having a lesser role in governing the business of the Fund.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

     The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy's value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a MainStay VP Common Stock-Initial Class Investment Division by the net asset value per share of the MainStay VP Common Stock-Initial Class Portfolio. The votes attributable to a policy decrease as the reserves allocated to a MainStay VP Common Stock-Initial Class Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
  Total Disability Benefit Rider................................................     2
  Valuation of Accumulation/Units...............................................     2
  Contingent Annuitant..........................................................     3
INVESTMENT PERFORMANCE CALCULATIONS.............................................     3
  MainStay VP Cash Management Investment Division...............................     3
  MainStay VP Bond-Initial Class Investment Division Yields.....................     4
  MainStay VP Bond-Initial Class and MainStay VP Common Stock-Initial Class
     Standard Total Return Calculations.........................................     4
  Other Performance Data........................................................     5
MAINSTAY VP SERIES FUND, INC. ..................................................     6
ANNUITY PAYMENTS................................................................     6
GENERAL MATTERS.................................................................     6
FEDERAL TAX MATTERS.............................................................     7
  Taxation of New York Life Insurance and Annuity Corporation...................     7
  Tax Status of the Policies....................................................     7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     8
STATE REGULATION................................................................     8
RECORDS AND REPORTS.............................................................     8
LEGAL PROCEEDINGS...............................................................     8
FINANCIAL STATEMENTS............................................................     9
OTHER INFORMATION...............................................................     9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1



--------------------------------------------------------------------------------


               How to obtain a Facilitator SAI dated May 1, 2008.





The Facilitator Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, please call or send in this request form to the Service Center that services your policy.


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

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City                       State                      Zip

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

THE FACILITATOR((R)):

A RETIREMENT ANNUITY
FOR DYNAMIC FINANCIAL TIMES
YOUR STATEMENT OF
ADDITIONAL INFORMATION

                                     (LOGO)

                          NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II
                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                                 FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES

                                   OFFERED BY
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)

                                   MAY 1, 2008



     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 2008. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy. Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.


                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
     Total Disability Benefit Rider.............................................     2
     Valuation of Accumulation Units............................................     2
     Contingent Annuitant.......................................................     3
INVESTMENT PERFORMANCE CALCULATIONS.............................................     3
     MainStay VP Cash Management Investment Division............................     3
     MainStay VP Bond-Initial Class Investment Division Yields..................     4
     MainStay VP Bond-Initial Class and MainStay VP Common Stock-Initial Class
       Standard Total Return Calculations.......................................     4
     Other Performance Data.....................................................     5
MAINSTAY VP SERIES FUND, INC. ..................................................     6
ANNUITY PAYMENTS................................................................     6
GENERAL MATTERS.................................................................     6
FEDERAL TAX MATTERS.............................................................     7
     Taxation of New York Life Insurance and Annuity Corporation................     7
     Tax Status of the Policies.................................................     7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     8
STATE REGULATION................................................................     8
RECORDS AND REPORTS.............................................................     8
LEGAL PROCEEDINGS...............................................................     8
FINANCIAL STATEMENTS............................................................     9
OTHER INFORMATION...............................................................     9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1


* Facilitator(R) is NYLIAC's registered service mark for the policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the policies, to supplement the description in the prospectus.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

     The benefit amount for each month during a period of total disability will be determined as follows:

     (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders), paid or credited within the 60 months before the disability began;

     (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

     (c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.

     However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters--Qualified Plans").

     For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policyowner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day ("Valuation Period"), is determined by the following formula:

                                    (a/b) - c

Where:(a) = the result of:

                  (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

                  (2) the per share amount of any dividend or capital gain
                      distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

                  (3) a charge or credit, if any, for taxes;

               (b) = the net result of:

                  (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

                  (2) a charge or credit, if any, for taxes; and

                 (c) = a factor representing the charges deducted from the
                     applicable Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     CONTINGENT ANNUITANT

     The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before Income Payments begin if the policyowner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

     If prior to the date Income Payments begin, while the policyowner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policyowner if earlier. All policyowner rights and the benefits provided under the policy will continue during the lifetime of the Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider"). After the policy is issued, the Contingent Annuitant may be deleted but not changed.

     The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters")

                       INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio of the Fund.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in a MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

     For the seven-day period ending December 31, 2007, the annualized yields for the single premium policies for the MainStay VP Cash Management Investment Division were 2.99% for NYLIAC MFA Separate Account I and 2.99% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were 2.48% for NYLIAC MFA Separate Account I and 2.48% for NYLIAC MFA Separate Account II.



     For the seven-day period ending December 31, 2007, the effective yield for the single premium policies for the MainStay VP Cash Management Investment Division was 3.09% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were 2.58% for NYLIAC MFA Separate Account I and 2.58% for NYLIAC MFA Separate Account II.


     MAINSTAY VP BOND-INITIAL CLASS INVESTMENT DIVISION YIELDS

     NYLIAC may from time to time disclose the current annualized yield of the MainStay VP Bond-Initial Class Investment Division for 30-day periods. The annualized yield of a MainStay VP Bond-Initial Class Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                           YIELD = 2((a-b/cd+1)(6)-1)


Where:  a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Bond-Initial Class Investment Division.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of accumulation units outstanding during the period.

        d = the maximum offering price per accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policyowner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.

     Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Bond-Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Bond-Initial Class Portfolio of the Fund, and its operating expenses.


     For the 30-day period ended December 31, 2007, the annualized yields for the MainStay VP Bond-Initial Class Investment Divisions were 3.05% and 2.54% respectively, for single premium policies and flexible premium policies.


     MAINSTAY VP BOND-INITIAL CLASS AND MAINSTAY VP COMMON STOCK-INITIAL CLASS STANDARD TOTAL RETURN CALCULATIONS

     NYLIAC may from time to time also calculate average annual total returns for one or more of the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where: P  =    a hypothetical initial payment of $1,000

       T  =    average annual total return

       n  =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).



All recurring fees that are charged to all policyowner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.


     For the one, five and ten year periods ending December 31, 2007, and the period from January 23, 1984 to December 31, 2007, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -2.17%, 2.44%, 4.43% and 6.64%, respectively, for NYLIAC MFA Separate Account I, and -2.17%, 2.44%, 4.43% and 6.67%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -2.66%, 1.29%, 3.80% and 6.12%, respectively, for NYLIAC MFA Separate Account I, and -2.66%, 1.29%, 3.80% and 6.13%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five and ten year periods ending December 31, 2007, and the period from January 23, 1984 to December 31, 2007, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -3.43%, 10.99%, 5.00% and 9.29%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -3.91%, 9.75%, 4.37% and 8.75%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five and ten year periods ending December 31, 2007, and the period from January 18, 1985 to December 31, 2007, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -3.43%, 10.99%, 5.00% and 9.27%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -3.91%, 9.75%, 4.37% and 8.72%, respectively, for NYLIAC MFA Separate Account II.


     OTHER PERFORMANCE DATA

     NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge will not be reflected.


     Using the non-standard format, for the one, five and ten year periods ending December 31, 2007, and the period from January 23, 1984 to December 31, 2007, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were 5.19%, 3.07%, 4.43% and 6.64%, respectively, for NYLIAC MFA Separate Account I, and 5.19%, 3.07%, 4.43% and 6.67%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were 4.67%, 2.55%, 3.91% and 6.12%, respectively, for NYLIAC MFA Separate Account I, and 4.67%, 2.55%, 3.91% and 6.13%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five and ten year periods ending December 31, 2007, and the period from January 23, 1984 to December 31, 2007, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 3.84%, 11.67%, 5.00% and 9.29%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 3.32%, 11.11%, 4.48% and 8.75%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five and ten year periods ending December 31, 2007, and the period from January 18, 1985 to December 31, 2007, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 3.84%, 11.67%, 5.00% and 9.27%, respectively, for

NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 3.32%, 11.11%, 4.48% and 8.72%, respectively, for NYLIAC MFA Separate Account II.


     NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

                                  CTR = ERV/P-1

Where:  CTR  =    the cumulative total return net of an Investment Division recurring charges for the period

        ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof)

          P  =    a hypothetical initial payment of $1,000.


All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

                          MAINSTAY VP SERIES FUND, INC.

     The MainStay VP Series Fund, Inc. is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

     The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                 GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR GENDER. If the Annuitant's stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the purchase payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 24 of the prospectus.)

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it, may be assigned by the policyowner before Income Payments begin and during the Annuitant's or Owner's lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Retirement Date and during the Annuitant's or Owner's lifetime, you must send a duly executed instrument of assignment to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 28 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the policy as an annuity.

     INCONTESTABILITY. The policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                               FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Accounts are reinvested and are taken into account in determining a policy's value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax deductible reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Accounts, through the Fund, intend to comply with the diversification requirements prescribed under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a Separate Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, We reserve the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Accounts or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after Income Payments begin and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner's death; and (b) if any policyowner dies before Income Payments begin, the entire interest in the policy must generally be distributed within 5 years after the policyowner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The owner's Beneficiary is the person to whom ownership of the policy passes by reason of death and must be a natural person. If the Beneficiary is the policyowner's surviving spouse, the policy may be continued with the surviving spouse as the new policyowner. If the owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-qualified Policies issued after January 18, 1985 contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued. Thus, no assurance can be given that the provisions contained in such policies issued after January 18, 1985 satisfy all such Code requirements. The provisions contained in Non-Qualified Policies issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Accounts.

     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                               RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Accounts. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first policy year, reports containing such information as may be required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How do I contact NYLIAC?"). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspect current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

                                LEGAL PROCEEDINGS


     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2007 and the statements of operations, of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                                OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                              FINANCIAL STATEMENTS

18711 (5/08) Printed on recycled paper                [Logo]


[NY LIFE LOGO]

NEW YORK LIFE INSURANCE COMPANY

New York Life Insurance and Annuity
Corporation (A Delaware Corporation)

51 Madison Avenue
New York, NY 10010

Issued by: New York Life Insurance
and Annuity Corporation (A Delaware
Corporation)

Distributed by: NYLIFE Distributors L.L.C.

Member FINRA/SIPC


www.newyorklife.com

THE COMPANY YOU KEEP(R)

                    NYLIAC MFA FACILITATOR SEPARATE ACCOUNT-I
                   NYLIAC MFA FACILITATOR SEPARATE ACCOUNT-II

                              FINANCIAL STATEMENTS

                      (This page intentionally left blank)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $38,172,370      $100,453,166       $10,555,568       $25,882,153       $1,351,403        $2,509,974
  Dividends due and
     accrued............              --                --                --                --            4,663             8,698
     Net receivable from
       (payable to) to
       New York Life
       Insurance and
       Annuity
       Corporation......          (5,417)            1,540           (19,226)              337               --               572

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........         126,623           333,189            34,841            85,629            4,296             8,042
     Administrative
       charges..........              --           133,276                --            34,251               --             3,217
                             -----------      ------------       -----------       -----------       ----------        ----------
          Total net
            assets......     $38,040,330      $ 99,988,241       $10,501,501       $25,762,610       $1,351,770        $2,507,985
                             ===========      ============       ===========       ===========       ==========        ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $38,040,330      $ 99,988,241       $10,501,501       $25,762,610       $1,351,770        $2,507,985
                             ===========      ============       ===========       ===========       ==========        ==========
     Variable
       accumulation unit
       value............     $     82.27      $      72.96       $     47.86       $     42.45       $    24.93        $    22.11
                             ===========      ============       ===========       ===========       ==========        ==========

Identified Cost of
  Investment............     $40,239,685      $ 99,636,976       $ 9,903,700       $24,339,407       $1,351,431        $2,510,014
                             ===========      ============       ===========       ===========       ==========        ==========




STATEMENT OF OPERATIONS
For the year ended December 31, 2007




                                COMMON STOCK INVESTMENT                                                 MONEY MARKET INVESTMENT
                                       DIVISIONS                   BOND INVESTMENT DIVISIONS                   DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......     $   492,398      $  1,295,989       $   382,132       $   940,247        $  61,339         $ 115,684
  Mortality and expense
     risk charges.......        (514,637)       (1,352,507)         (134,561)         (332,602)         (16,234)          (30,584)
  Administrative
     charges............              --          (541,003)               --          (133,041)              --           (12,234)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net investment
          income
          (loss)........         (22,239)         (597,521)          247,571           474,604           45,105            72,866
                             -----------      ------------       -----------       -----------        ---------         ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       7,440,152        17,399,947         1,628,260         4,088,823          148,006           278,849
  Cost of investments
     sold...............      (6,943,704)      (13,658,101)       (1,511,786)       (3,853,731)        (148,018)         (278,870)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net realized gain
          (loss) on
          investments...         496,448         3,741,846           116,474           235,092              (12)              (21)
  Realized gain
     distribution
     received...........       2,931,680         7,716,168                --                --               --                --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........      (1,759,417)       (7,064,184)          180,430           493,515               18                33
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net gain (loss)
          on
          investments...       1,668,711         4,393,830           296,904           728,607                6                12
                             -----------      ------------       -----------       -----------        ---------         ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..     $ 1,646,472      $  3,796,309       $   544,475       $ 1,203,211        $  45,111         $  72,878
                             ===========      ============       ===========       ===========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006




                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (22,239)      $  (291,247)     $   (597,521)     $ (1,274,925)
     Net realized gain (loss) on investments................         496,448           494,603         3,741,846         2,278,476
     Realized gain distribution received....................       2,931,680           929,043         7,716,168         2,410,909
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (1,759,417)        4,801,138        (7,064,184)       11,203,775
                                                                 -----------       -----------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,646,472         5,933,537         3,796,309        14,618,235
                                                                 -----------       -----------      ------------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................          98,434           192,743         1,071,464         1,493,015
     Policyowners' surrenders...............................      (5,735,664)       (5,032,691)      (14,570,407)      (10,659,392)
     Policyowners' annuity and death benefits...............        (390,523)         (208,718)         (944,407)         (460,374)
     Net transfers from (to) Fixed Account..................        (461,700)         (186,055)         (358,987)         (537,215)
     Transfers between Investment Divisions.................         (35,565)         (114,230)         (218,680)          198,218
                                                                 -----------       -----------      ------------      ------------
       Net contributions and (withdrawals)..................      (6,525,018)       (5,348,951)      (15,021,017)       (9,965,748)
                                                                 -----------       -----------      ------------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (5,904)          (21,743)          (21,568)          (77,624)
                                                                 -----------       -----------      ------------      ------------
          Increase (decrease) in net assets.................      (4,884,450)          562,843       (11,246,276)        4,574,863

NET ASSETS:
     Beginning of year......................................      42,924,780        42,361,937       111,234,517       106,659,654
                                                                 -----------       -----------      ------------      ------------
     End of year............................................     $38,040,330       $42,924,780      $ 99,988,241      $111,234,517
                                                                 ===========       ===========      ============      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES




                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   247,571    $   (17,523)   $   474,604    $  (177,238)   $   45,105     $   40,851     $   72,866     $   65,999
           116,474         10,704        235,092         53,649           (12)           (16)           (21)           (19)
                --             --             --             --            --             --             --             --

           180,430        369,937        493,515        867,232            18            (20)            33            (48)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

           544,475        363,118      1,203,211        743,643        45,111         40,815         72,878         65,932
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

            62,783        153,710        283,126        503,518        89,325          9,622         59,287         55,199
        (1,447,689)    (2,103,483)    (3,467,584)    (3,176,709)      (56,777)      (292,807)      (197,470)      (213,085)
           (15,809)       (64,175)      (163,508)       (69,323)           --        (15,374)       (14,382)        (5,742)
           (18,108)       (65,279)       (90,904)      (338,990)      (25,109)          (923)        12,734       (414,764)
            10,533        (55,369)       (33,791)      (320,150)       26,226        169,599        252,536        121,819
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,408,290)    (2,134,596)    (3,472,661)    (3,401,654)       33,665       (129,883)       112,705       (456,573)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------


            (1,615)        (1,224)        (5,578)        (4,143)         (153)          (139)          (402)          (372)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
          (865,430)    (1,772,702)    (2,275,028)    (2,662,154)       78,623        (89,207)       185,181       (391,013)


        11,366,931     13,139,633     28,037,638     30,699,792     1,273,147      1,362,354      2,322,804      2,713,817
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
       $10,501,501    $11,366,931    $25,762,610    $28,037,638    $1,351,770     $1,273,147     $2,507,985     $2,322,804
       ===========    ===========    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007



                                                   COMMON STOCK                        BOND
                                                    INVESTMENT                      INVESTMENT
                                                     DIVISIONS                       DIVISIONS
                                          ------------------------------  ------------------------------
                                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM         PREMIUM         PREMIUM
                                             POLICIES        POLICIES        POLICIES        POLICIES
                                          --------------------------------------------------------------

ASSETS:
  Investments in the Mainstay VP Series
     Fund, Inc., at net asset value.....    $52,693,114     $10,986,606     $18,092,098     $3,116,397
  Dividends due and accrued.............             --              --              --             --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation........................        (23,542)            615         (10,412)           (78)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................        174,061          35,987          61,322         10,154
     Administrative charges.............             --          14,395              --          4,062
                                            -----------     -----------     -----------     ----------
       Total net assets.................    $52,495,511     $10,936,839     $18,020,364     $3,102,103
                                            ===========     ===========     ===========     ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............    $52,495,511     $10,936,839     $18,020,364     $3,102,103
                                            ===========     ===========     ===========     ==========
     Variable accumulation unit value...    $     82.27     $     72.96     $     48.04     $    42.51
                                            ===========     ===========     ===========     ==========

Identified Cost of Investment...........    $55,180,965     $10,870,060     $17,107,440     $2,949,937
                                            ===========     ===========     ===========     ==========


                                                   MONEY MARKET
                                                    INVESTMENT
                                                     DIVISIONS
                                          ------------------------------
                                              SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM
                                             POLICIES        POLICIES
                                          ------------------------------

ASSETS:
  Investments in the Mainstay VP Series
     Fund, Inc., at net asset value.....    $1,676,792       $313,104
  Dividends due and accrued.............         5,788          1,080
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation........................            --             10

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................         5,370          1,145
     Administrative charges.............            --            458
                                            ----------       --------
       Total net assets.................    $1,677,210       $312,591
                                            ==========       ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............    $1,677,210       $312,591
                                            ==========       ========
     Variable accumulation unit value...    $    24.93       $  22.11
                                            ==========       ========

Identified Cost of Investment...........    $1,676,849       $313,104
                                            ==========       ========




STATEMENT OF OPERATIONS
For the year ended December 31, 2007



                                                   COMMON STOCK                        BOND
                                                    INVESTMENT                      INVESTMENT
                                                     DIVISIONS                       DIVISIONS
                                          ------------------------------  ------------------------------
                                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM         PREMIUM         PREMIUM
                                             POLICIES        POLICIES        POLICIES        POLICIES
                                          --------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   677,878     $   138,964     $   681,831      $ 111,192
  Mortality and expense risk charges....       (703,035)       (147,720)       (237,114)       (38,554)
  Administrative charges................             --         (59,088)             --        (15,422)
                                            -----------     -----------     -----------      ---------
       Net investment income (loss).....        (25,157)        (67,844)        444,717         57,216
                                            -----------     -----------     -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      8,342,093       2,067,173       2,948,787        311,400
  Cost of investments sold..............     (7,743,972)     (1,900,296)     (2,639,644)      (297,355)
                                            -----------     -----------     -----------      ---------
       Net realized gain (loss) on
          investments...................        598,121         166,877         309,143         14,045
  Realized gain distribution received...      4,036,009         827,375              --             --
  Change in unrealized appreciation
     (depreciation) on investments......     (2,376,161)       (516,009)        200,267         69,943
                                            -----------     -----------     -----------      ---------
       Net gain (loss) on investments...      2,257,969         478,243         509,410         83,988
                                            -----------     -----------     -----------      ---------
       Net increase (decrease) in net
          assets resulting from
          operations....................    $ 2,232,812     $   410,399     $   954,127      $ 141,204
                                            ===========     ===========     ===========      =========


                                                   MONEY MARKET
                                                    INVESTMENT
                                                     DIVISIONS
                                          ------------------------------
                                              SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM
                                             POLICIES        POLICIES
                                          ------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  75,498       $  19,875
  Mortality and expense risk charges....       (19,988)         (5,235)
  Administrative charges................            --          (2,094)
                                             ---------       ---------
       Net investment income (loss).....        55,510          12,546
                                             ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       207,301         262,465
  Cost of investments sold..............      (207,314)       (262,468)
                                             ---------       ---------
       Net realized gain (loss) on
          investments...................           (13)             (3)
  Realized gain distribution received...            --              --
  Change in unrealized appreciation
     (depreciation) on investments......            20               5
                                             ---------       ---------
       Net gain (loss) on investments...             7               2
                                             ---------       ---------
       Net increase (decrease) in net
          assets resulting from
          operations....................     $  55,517       $  12,548
                                             =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006






                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (25,157)      $  (389,781)      $   (67,844)      $  (139,676)
     Net realized gain (loss) on investments................         598,121           719,284           166,877           260,496
     Realized gain distribution received....................       4,036,009         1,242,486           827,375           266,549
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,376,161)        6,339,559          (516,009)        1,205,409
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,232,812         7,911,548           410,399         1,592,778
                                                                 -----------       -----------       -----------       -----------
  Contributions and (withdrawals):
     Payments received from policyowners, net of reversals..          16,250            26,576            72,448            57,522
     Policyowners' surrenders...............................      (5,659,003)       (4,880,094)       (1,284,502)         (947,166)
     Policyowners' annuity and death benefits...............      (1,115,820)       (1,277,380)         (271,411)         (193,893)
     Net transfers from (to) Fixed Account..................         (16,079)         (490,427)          (41,463)          (25,579)
     Transfers between Investment Divisions.................        (358,799)         (291,880)         (250,685)           21,648
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (7,133,451)       (6,913,205)       (1,775,613)       (1,087,468)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (7,941)          (29,080)           (2,360)           (8,490)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (4,908,580)          969,263        (1,367,574)          496,820
NET ASSETS:
     Beginning of year......................................      57,404,091        56,434,828        12,304,413        11,807,593
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $52,495,511       $57,404,091       $10,936,839       $12,304,413
                                                                 ===========       ===========       ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES









                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   444,717    $   (24,662)   $   57,216     $  (19,180)    $   55,510     $   48,046      $  12,546      $ 10,421
           309,143         51,953        14,045          4,841            (13)            (1)            (3)            1
                --             --            --             --             --             --             --            --

           200,267        602,070        69,943         97,632             20            (41)             5           (11)
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------

           954,127        629,361       141,204         83,293         55,517         48,004         12,548        10,411
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------

             3,750        (28,356)       26,225         21,266             --             --          3,618         5,135
        (2,172,312)    (2,172,264)     (139,526)      (208,349)      (147,946)      (173,095)      (212,207)      (30,132)
          (399,778)      (416,433)      (57,134)       (59,308)        (9,774)        (9,155)        (4,664)       (6,954)
           (28,330)       (83,884)      (19,576)       (39,081)        (9,655)        (9,543)            --          (227)
            68,169        110,266         8,145        (35,660)       290,630        181,310        242,540        14,005
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------
        (2,528,501)    (2,590,671)     (181,866)      (321,132)       123,255        (10,483)        29,287       (18,173)
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------


            (2,849)        (2,095)         (650)          (460)          (186)          (162)           (69)          (57)
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------
        (1,577,223)    (1,963,405)      (41,312)      (238,299)       178,586         37,359         41,766        (7,819)


        19,597,587     21,560,992     3,143,415      3,381,714      1,498,624      1,461,265        270,825       278,644
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------
       $18,020,364    $19,597,587    $3,102,103     $3,143,415     $1,677,210     $1,498,624      $ 312,591      $270,825
       ===========    ===========    ==========     ==========     ==========     ==========      =========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES



NOTE 2--Investments (in 000's)

--------------------------------------------------------------------------------

At December 31, 2007, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                         COMMON STOCK                BOND                MONEY MARKET
                                     INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                    ---------------------   ---------------------   ---------------------
                                      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                     POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                    ---------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,618       4,257         756       1,854       1,351       2,510
Identified cost...................   $40,240     $99,637     $ 9,904     $24,339      $1,351      $2,510

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     2,233         466       1,296         223       1,677         313
Identified cost...................   $55,181     $10,870     $17,107     $ 2,950      $1,677      $  313


Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2007 were as follows:


                                         COMMON STOCK                BOND                MONEY MARKET
                                     INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                    ---------------------   ---------------------   ---------------------
                                      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                     POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                    ---------------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................    $3,806     $ 9,272      $  482      $1,063       $227        $465
Proceeds from sales...............     7,440      17,400       1,628       4,089        148         279

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................    $5,217     $ 1,042      $  867      $  186       $387        $304
Proceeds from sales...............     8,342       2,067       2,949         311        207         262





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2007 and 2006, were as follows:



                                                       COMMON STOCK INVESTMENT DIVISIONS
                                                   -----------------------------------------
                                                     SINGLE PREMIUM        FLEXIBLE PREMIUM
                                                        POLICIES               POLICIES
                                                   ------------------    -------------------
                                                     2007       2006       2007        2006
                                                   -----------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued.....................................      1          3          15          25
Units redeemed...................................    (81)       (77)       (222)       (178)
                                                     ---        ---        ----        ----
  Net increase (decrease)........................    (80)       (74)       (207)       (153)
                                                     ===        ===        ====        ====

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued.....................................     --          1           1           1
Units redeemed...................................    (87)       (95)        (25)        (18)
                                                     ---        ---        ----        ----
  Net increase (decrease)........................    (87)       (94)        (24)        (17)
                                                     ===        ===        ====        ====


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES








              BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
      ----------------------------------------    ----------------------------------------
        SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
           POLICIES              POLICIES              POLICIES              POLICIES
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


          2          3          7         13          4          8         15          8
        (32)       (52)       (92)       (99)        (3)       (14)       (10)       (30)
        ---        ---        ---        ---         --        ---        ---        ---
        (30)       (49)       (85)       (86)         1         (6)         5        (22)
        ===        ===        ===        ===         ==        ===        ===        ===


          2          2          1         --         12          8         11          1
        (56)       (60)        (5)        (9)        (7)        (9)       (10)        (1)
        ---        ---        ---        ---         --        ---        ---        ---
        (54)       (58)        (4)        (9)         5         (1)         1         --
        ===        ===        ===        ===         ==        ===        ===        ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004 and 2003:



                                                SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $38,040   $42,925   $42,362   $44,660   $46,214
Units Outstanding..................       462       542       616       690       782
Variable Accumulation Unit Value...   $ 82.27   $ 79.23   $ 68.87   $ 64.76   $ 59.13
Total Return.......................      3.8%     15.0%      6.3%      9.5%     24.8%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $52,496   $57,404   $56,435   $58,661   $58,628
Units Outstanding..................       638       725       819       906       992
Variable Accumulation Unit Value...   $ 82.27   $ 79.23   $ 68.87   $ 64.76   $ 59.13
Total Return.......................      3.8%     15.0%      6.3%      9.5%     24.8%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.0%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $99,988  $111,235  $106,660  $111,435  $111,812
Units Outstanding..................     1,370     1,577     1,730     1,911     2,090
Variable Accumulation Unit Value...   $ 72.96  $  70.62  $  61.69  $  58.30  $  53.50
Total Return.......................      3.3%     14.5%      5.8%      9.0%     24.2%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $10,937  $ 12,304  $ 11,808  $ 12,147  $ 11,991
Units Outstanding..................       150       174       191       208       224
Variable Accumulation Unit Value...   $ 72.96  $  70.62  $  61.69  $  58.30  $  53.50
Total Return.......................      3.3%     14.5%      5.8%      9.0%     24.2%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.0%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $10,502   $11,367   $13,140   $14,610   $15,822
Units Outstanding..................       220       250       299       335       372
Variable Accumulation Unit Value...   $ 47.86   $ 45.50   $ 44.07   $ 43.67   $ 42.48
Total Return.......................      5.2%      3.3%      0.9%      2.8%      3.2%
Investment Income Ratio............      3.5%      1.1%      3.1%      3.5%      3.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $18,020   $19,598   $21,561   $24,234   $27,862
Units Outstanding..................       375       429       487       553       653
Variable Accumulation Unit Value...   $ 48.04   $ 45.67   $ 44.23   $ 43.83   $ 42.64
Total Return.......................      5.2%      3.3%      0.9%      2.8%      3.2%
Investment Income Ratio............      3.6%      1.1%      3.1%      3.4%      3.9%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $25,763   $28,038   $30,700   $33,193   $36,131
Units Outstanding..................       607       692       778       844       940
Variable Accumulation Unit Value...   $ 42.45   $ 40.56   $ 39.48   $ 39.31   $ 38.43
Total Return.......................      4.7%      2.7%      0.4%      2.3%      2.7%
Investment Income Ratio............      3.5%      1.1%      3.1%      3.4%      4.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 3,102   $ 3,143   $ 3,382   $ 3,638   $ 3,817
Units Outstanding..................        73        77        86        92        99
Variable Accumulation Unit Value...   $ 42.51   $ 40.62   $ 39.54   $ 39.37   $ 38.49
Total Return.......................      4.7%      2.7%      0.4%      2.3%      2.7%
Investment Income Ratio............      3.6%      1.2%      3.1%      3.5%      4.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,352    $1,273    $1,362    $1,630    $1,939
Units Outstanding..................       54        53        59        71        84
Variable Accumulation Unit Value...   $24.93    $24.08    $23.31    $22.92    $23.02
Total Return.......................     3.5%      3.3%      1.7%     (0.4%)    (0.6%)
Investment Income Ratio............     4.7%      4.5%      2.8%      0.8%      0.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $1,677    $1,499    $1,461    $1,815    $2,378
Units Outstanding..................       67        62        63        79       103
Variable Accumulation Unit Value...   $24.93    $24.08    $23.31    $22.92    $23.02
Total Return.......................     3.5%      3.3%      1.7%     (0.4%)    (0.6%)
Investment Income Ratio............     4.7%      4.5%      2.9%      0.8%      0.7%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $2,508    $2,323    $2,714    $2,877    $3,680
Units Outstanding..................      113       108       130       139       177
Variable Accumulation Unit Value...   $22.11    $21.46    $20.88    $20.64    $20.83
Total Return.......................     3.0%      2.8%      1.2%     (0.9%)    (1.1%)
Investment Income Ratio............     4.7%      4.5%      2.9%      0.8%      0.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  313    $  271    $  279    $  301    $  363
Units Outstanding..................       14        13        13        15        17
Variable Accumulation Unit Value...   $22.11    $21.46    $20.88    $20.64    $20.83
Total Return.......................     3.0%      2.8%      1.2%     (0.9%)    (1.1%)
Investment Income Ratio............     4.7%      4.6%      2.8%      0.8%      0.7%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account I and II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

(-s- PricewaterhouseCoopers LLP)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2007 AND 2006

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2007      2006
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,625 in
     2007 and $971 in 2006)...................................  $39,799   $38,529
  Trading securities..........................................       71        12
Equity securities, at fair value
  Available-for-sale..........................................       15        74
  Trading securities..........................................       --        62
Mortgage loans................................................    5,208     4,189
Policy loans..................................................      703       651
Securities purchased under agreements to resell...............      682       377
Other investments.............................................      631       554
                                                                -------   -------
     Total investments........................................   47,109    44,448
Cash and cash equivalents.....................................      893       583
Deferred policy acquisition costs.............................    3,431     3,310
Interest in annuity contracts.................................    4,468     4,240
Amounts recoverable from reinsurer............................    6,601     6,432
Other assets..................................................      869       856
Separate account assets.......................................   19,093    16,579
                                                                -------   -------
     Total assets.............................................  $82,464   $76,448
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $42,795   $41,309
Future policy benefits........................................    2,766     2,087
Policy claims.................................................      183       156
Obligations under structured settlement agreements............    4,468     4,240
Amounts payable to reinsurer..................................    5,379     5,114
Other liabilities.............................................    2,807     2,308
Separate account liabilities..................................   19,093    16,579
                                                                -------   -------
     Total liabilities........................................   77,491    71,793
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    1,410     1,410
Accumulated other comprehensive income........................       95        77
Retained earnings.............................................    3,443     3,143
                                                                -------   -------
     Total stockholder's equity...............................    4,973     4,655
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,464   $76,448
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $  855   $  565   $  138
  Fees-universal life and annuity policies................     601      487      376
  Net investment income...................................   2,578    2,400    2,187
  Net investment losses...................................     (66)     (41)      --
  Net revenue from reinsurance............................     206      214      276
  Other income............................................      36       28       33
                                                            ------   ------   ------
     Total revenues.......................................   4,210    3,653    3,010
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   1,781    1,646    1,488
  Increase in liabilities for future policy benefits......     777      529      155
  Policyholder benefits...................................     204      114       71
  Operating expenses......................................     963      899      865
                                                            ------   ------   ------
     Total expenses.......................................   3,725    3,188    2,579
                                                            ------   ------   ------
  Income before income taxes..............................     485      465      431
  Income tax expense......................................     159      138      138
                                                            ------   ------   ------
NET INCOME................................................  $  326   $  327   $  293
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)


                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2005...........    $25       $1,410      $2,535        $ 653           $4,623
                                                                                             ------
Comprehensive income:
  Net income.........................                             293                           293
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (422)            (422)
                                                                                             ------
  Other comprehensive loss...........                                                          (422)
                                                                                             ------
Total comprehensive loss.............                                                          (129)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2005.........     25        1,410       2,828          231            4,494
                                                                                             ------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (154)            (154)
                                                                                             ------
  Other comprehensive loss...........                                                          (154)
                                                                                             ------
Total comprehensive income...........                                                           173
                                                                                             ------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143           77            4,655
                                                                                             ------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 2).........                             (26)                          (26)
                                         ---       ------      ------        -----           ------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117           77            4,629
                                                                                             ------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                             ------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                           18               18
                                                                                             ------
  Other comprehensive income.........                                                            18
                                                                                             ------
Total comprehensive income...........                                                           344
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2007.........    $25       $1,410      $3,443        $  95           $4,973
                                         ===       ======      ======        =====           ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    326   $    327   $    293
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        34         55         62
     Net capitalization of deferred policy acquisition
       costs............................................      (128)      (248)      (232)
     Annuity and universal life fees....................      (455)      (412)      (375)
     Interest credited to policyholders' account
       balances.........................................     1,781      1,646      1,488
     Net investment losses..............................        66         41         --
     Equity in earnings of limited partnerships.........         1          1         --
     Deferred income taxes..............................         1         52         16
     Net revenue from intercompany reinsurance..........       (45)       (57)       (20)
     Net change in unearned revenue liability...........        30         49         16
     Changes in:
       Other assets and other liabilities...............       (64)         5        (52)
       Reinsurance recoverables and payables............        10         25         76
       Trading securities...............................         9         (1)        32
       Policy claims....................................        27         30        (25)
       Future policy benefits...........................       781        543        156
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     2,374      2,056      1,435
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    12,765     11,100     17,013
     Maturity of available-for-sale fixed maturities....       997      1,337        532
     Sale of equity securities..........................        67         44         39
     Repayment of mortgage loans........................       449        618        459
     Sale of other investments..........................       181         95        329
  Cost of:
     Available-for-sale fixed maturities acquired.......   (15,147)   (15,182)   (20,109)
     Equity securities acquired.........................        (5)       (50)       (10)
     Mortgage loans acquired............................    (1,468)    (1,198)      (978)
     Securities purchased under agreements to resell....      (305)       (90)       (26)
     Other investments acquired.........................      (278)      (262)       (70)
  Policy loans (net)....................................       (51)       (52)       (29)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (2,795)    (3,640)    (2,850)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     5,467      6,183      5,812
     Withdrawals........................................    (4,809)    (4,174)    (2,981)
     Net transfers to the separate accounts.............      (544)      (371)      (254)
  Increase (decrease) in loaned securities..............       642        247       (341)
  Securities sold under agreements to repurchase (net)..         2       (154)      (867)
  Net (paydowns) proceeds from affiliated credit
     agreements.........................................        --         --       (233)
  Net (paydowns) proceeds from debt.....................        (1)         8         --
  Change in book and bank overdrafts....................       (19)        18         21
  Distribution to stockholder...........................        --        (12)        --
  Net distribution to limited partner...................        (7)        --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....       731      1,745      1,157
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       310        161       (258)
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       583        422        680
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    893   $    583   $    422
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


include: i) whether the decline is substantial; ii) the amount of time that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for by the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Net investment gains and losses on sales are generally computed using the specific identification method.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the unrealized gains and losses from the underlying investments are reported in net investment losses in the accompanying Consolidated Statement of Income. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the VIE. If the Company determines that it stands to absorb a majority of the VIEs expected losses or to receive a majority of the VIEs expected residual returns, or both, the Company would be deemed to be the VIEs "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet and approximates fair value.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for universal life and deferred annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     Effective January 1, 2007, the Company adopted a new accounting standard for DAC on internal replacements of certain insurance and investment contracts. See Note 2 -- Recent Accounting Pronouncements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but will be reported as changes in other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     Effective January 1, 2007, the Company began recognizing derivatives and embedded derivatives related to beneficial interests in securitized financial instruments. See Note 2 -- Recent Accounting Pronouncements.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
5 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities and sales inducements. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2007, 2006 and 2005.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Note 9 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted a new accounting standard for uncertain tax positions. See Note 2 -- Recent Accounting Pronouncements.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2007 and 2006, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2007 and 2006 represent the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are reported in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are reported in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers or guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Subprime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage underwriting standards that provide for affordable mortgage products. The Company's exposure to subprime residential mortgage lending is through fixed maturity investments that are collateralized by mortgages that have characteristics of subprime lending. These investments are primarily in the form of mortgage-backed securities supported by subprime mortgage loans. The collective market value of these investments is approximately $141 million with an unrealized loss of $3 million. Of the total subprime-related investments, 90% had "AAA" or "AA" credit quality ratings. The Company manages its subprime risk exposure by limiting the Company's holdings in these types of instruments; maintaining high credit quality investments; and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN No. 48 on January 1, 2007. The cumulative effect of the adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" -- an amendment of FASB Statements No. 133 and 140." This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in "fixed maturities -- trading securities" and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1 the Company accounted for

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on the Company's consolidated financial statements.

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2007 and 2006, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST     FAIR VALUE      COST     FAIR VALUE
------------------                        ---------   ----------   ---------   ----------
Due in one year or less.................   $   171      $   172     $   161      $   162
Due after one year through five years...     8,084        8,185       6,490        6,464
Due after five years through ten years..    12,226       12,166      13,177       13,147
Due after ten years.....................     5,986        6,133       6,233        6,429
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.............................     1,512        1,509       1,522        1,499
  Other mortgage-backed securities......     7,945        7,994       7,538        7,557
  Other asset-backed securities.........     3,597        3,549       3,143        3,131
  Redeemable preferred securities.......        92           91         140          140
                                           -------      -------     -------      -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613      $39,799     $38,404      $38,529
                                           =======      =======     =======      =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......       487         55            1            541
Foreign governments.....................       160          9            1            168
Corporate...............................    24,348        513          418         24,443
Mortgage-backed securities..............     7,945        121           72          7,994
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        92          1            2             91
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======




                                                                2006
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,433       $ 18         $ 35        $ 2,416
U.S. agencies, state and municipal......       516         44            4            556
Foreign governments.....................       137          5            *            142
Corporate...............................    24,497        455          365         24,587
Mortgage-backed securities..............     7,538         87           68          7,557
Asset-backed securities.................     3,143         17           29          3,131
Redeemable preferred securities.........       140          2            2            140
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $38,404       $628         $503        $38,529
                                           =======       ====         ====        =======



--------

*    Unrealized loss is less than $1 million

     At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities. At 2006, the Company had $32 million in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months. Investments in bonds that have been non-income producing for the last twelve months totaled $4 million at December 31,2006. These investments have been deemed other than temporarily impaired.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EQUITY SECURITIES

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2007.......................................   $12       $5           $ 2          $15
2006.......................................   $69       $5          $ --          $74


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2007 and 2006 was estimated to be $5,234 million and $4,233 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2007 and 2006, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $106 million and $257 million, respectively, at fixed and floating interest rates ranging from 5.4% to 6.1% in 2007, and fixed and floating interest rates ranging from 3.6% to 7.6% in 2006. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2007               2006
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Residential.................................   $1,322     25.4%   $1,187     28.3%
  Office buildings............................    1,285     24.7%    1,019     24.3%
  Retail facilities...........................      882     16.9%      787     18.8%
  Apartment buildings.........................      895     17.2%      652     15.6%
  Industrial..................................      809     15.5%      514     12.3%
  Other.......................................       15      0.3%       30      0.7%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,448     27.8%   $1,091     26.0%
  Pacific.....................................    1,398     26.8%    1,057     25.2%
  South Atlantic..............................    1,131     21.7%      965     23.1%
  Middle Atlantic.............................      982     18.9%      831     19.8%
  New England.................................      244      4.7%      245      5.9%
  Other.......................................        5      0.1%       --       --
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2007 and 2006 is summarized below (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $7     $6
Additions charged to operations..............................    2      1
                                                                --     --
ENDING BALANCE...............................................   $9     $7
                                                                ==     ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2007 and 2006 were as follows (in millions):

                                                              2007   2006
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $191   $220
Collateralized third party loans............................   160    147
Limited partnerships/Limited liability companies............   225    152
Derivatives.................................................    44     25
Real estate.................................................    11     10
                                                              ----   ----
  TOTAL OTHER INVESTMENTS...................................  $631   $554
                                                              ====   ====



     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $10 million and $1 million for the years ended December 31, 2007 and 2006, respectively, and were recorded as a component of other comprehensive income in the accompanying Consolidated Balance Sheet.

     Accumulated depreciation on real estate was $6 million and $5 million for December 31, 2007 and 2006, respectively. Depreciation expense for December 31, 2007, 2006 and 2005 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $125 million and $161 million at December 31, 2007 and 2006, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2007 and 2006 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                  LOSS
                                                              -----------
                                                              2007   2006
                                                              ----   ----
Asset-backed securitizations................................  $ 25   $ 36
Private placement structured notes..........................    82     86
Other investments:
  Equity in asset-backed securitizations....................    15     23
  Limited partnerships......................................     6     12
                                                              ----   ----
     TOTAL..................................................  $128   $157
                                                              ====   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million and $3 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fixed maturities....................................  $2,308   $2,179   $1,982
Equity securities...................................       8        5        8
Mortgage loans......................................     271      239      206
Policy loans........................................      48       46       44
Other investments...................................      54       32       29
                                                      ------   ------   ------
  Gross investment income...........................   2,689    2,501    2,269
Investment expenses.................................    (111)    (101)     (82)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,578   $2,400   $2,187
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, net investment losses were as follows (in millions):

                                                          2007   2006   2005
                                                          ----   ----   ----
Fixed maturities........................................  $(70)  $(28)   $(3)
Equity securities.......................................     7     (8)     5
Mortgage loans..........................................    (2)    (1)    --
Derivative instruments..................................     5     (6)    (4)
Other investments.......................................    (6)     2      2
                                                          ----   ----    ---
  NET INVESTMENT LOSSES.................................  $(66)  $(41)   $--
                                                          ====   ====    ===



     The net losses on trading securities (both fixed maturities and equity securities) amounted to $4 million for both December 31, 2007 and 2006. For December 31, 2005 the net losses amounted to $12 million. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $100 million, $67 million and $98 million for the years ended December 31, 2007, 2006 and 2005, respectively; and realized losses were $114 million, $100 million and $82 million, respectively.

     Losses from other-than-temporary impairments in fixed maturities (included in net investment losses on fixed maturities above) were $51 million, $3 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were less than $1 million for December 31, 2007 and $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2007 and 2006 (in millions):

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --           47         1           47         1
  Foreign governments............      19         1            4         *           23         1
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1         *           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL FIXED MATURITIES.........   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES**
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL EQUITIES.................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====




                                                                  2006
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $  553       $ 5      $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal...................      80         1           91         3          171         4
  Foreign governments............      15         *           26         *           41         *
  Corporate......................   3,980        57        9,198       308       13,178       365
  Mortgage-backed securities.....   1,579        12        2,197        56        3,776        68
  Asset-backed securities........     644         4        1,019        25        1,663        29
  Redeemable preferred
     securities..................      10         *           52         2           62         2
                                   ------       ---      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............  $6,861       $79      $13,691      $424      $20,552      $503
                                   ======       ===      =======      ====      =======      ====



--------

    * Unrealized loss is less than $1 million.

   ** At December 31, 2006, there were no unrealized losses for equity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,915 different securities. Equity securities comprised the remaining 1% of the Company's unrealized loss amount.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2007, totaled $234 million or 40% of the Company's unrealized losses for fixed maturities, and securities in an unrealized loss position greater than twelve months totaled $350 million or 60% of the Company's unrealized losses for fixed maturities. Of the total amount of fixed maturities unrealized losses, $426 million or 73% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $158 million or 27% of the Company's total fixed maturities unrealized losses. Change in interest rates, widening of credit spreads, and general market volatility sparked by the subprime credit crisis in 2007 contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     U.S. Treasury and U.S. Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $14 million or 2% of the Company's unrealized losses for fixed maturities, which were spread across 111 securities. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $418 million or 72% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,816 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $131 million or 22% of the total unrealized losses for fixed maturities. Corporate spreads widened significantly in the second half of 2007 due to the credit crunch that was sparked by the subprime mortgage crisis. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors contributed to the unrealized losses. The losses were spread across all industry sectors. The largest sectors with unrealized losses on securities with a fair value below 95% of the security's amortized cost being the Real Estate Investment Trust ($23 million), Finance ($19 million), Banking ($18 million) and Electric Utilities ($16 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 12% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to the widening of credit spreads for mortgage securities in response to the subprime credit crisis. These losses are spread across approximately 530 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $33 million or 46% of the total unrealized losses on mortgage-backed securities. The majority of the Company's holdings (over 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $76 million or 13% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are largely due to the declining market for mortgage related securities in reaction to the subprime credit crisis. These losses are spread across approximately 442 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $50 million or 66% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007    2006    2005
                                                        ----   -----   -----
Net unrealized investment gains, beginning of the
  year................................................  $ 77   $ 231   $ 653
                                                        ----   -----   -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period..............................    41    (217)   (578)
     Less: Reclassification adjustments for gains
       (losses) included in net income................    15      (1)     60
                                                        ----   -----   -----
     Change in net unrealized investment gains
       (losses), net of adjustments...................    26    (216)   (638)
Impact of net unrealized investment gains (losses) on:
  DAC.................................................   (14)     55     201
  Policyholders' account balances and future policy
     benefits.........................................     9       4     (10)
  Other assets (deferred sales inducements)...........    (3)      3      25
                                                        ----   -----   -----
Change in net unrealized investment gains (losses)....    18    (154)   (422)
                                                        ----   -----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR..........  $ 95   $  77   $ 231
                                                        ====   =====   =====



     Net unrealized investment gains (losses) arising during the period reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $22 million, $(117) million and $(311) million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $8 million, less than $(1) million and $32 million, respectively.

     DAC in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(8) million, $29 million and $108 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $5 million, $2 million and $(5) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(1) million, $2 million, and $14 million, respectively.

     The components of net unrealized investment gains reported in other comprehensive income at December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007   2006    2005
                                                        ----   ----   -----
Net unrealized investment gains.......................  $177   $137   $ 473
Impact of net unrealized investment gains on:
  DAC.................................................   (41)   (19)   (103)
  Policyholders' account balance and future policy
     benefits.........................................     9     (5)    (11)
  Other assets (deferred sales inducements)...........     1      5      (1)
  Deferred taxes......................................   (51)   (41)   (127)
                                                        ----   ----   -----
TOTAL NET UNREALIZED INVESTMENT GAINS.................  $ 95   $ 77   $ 231
                                                        ====   ====   =====



NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2007 and 2006 were as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Deferred annuities......................................  $23,950   $23,243
Universal life contracts................................   18,180    17,549
Supplementary contracts without life contingencies......      287       263
Unearned revenue liability..............................      270       245
Other...................................................      108         9
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $42,795   $41,309
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities, supplementary contracts without life contingencies, and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     Included in other is the fair value of embedded derivatives related to guaranteed minimum accumulation benefits ("GMAB") on deferred annuity contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2007:

PRODUCT                             INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                             -------------    ----------------------------
Deferred annuities................  2.25% to 8.00%   Surrender charges 0% to
                                                     10% for up to 10 years.
Universal life contracts..........  3.05% to 5.76%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%            No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2007 and 2006 were as follows (in millions):

                                                             2007     2006
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  968   $1,055
  Other life..............................................      75       66
                                                            ------   ------
       Total life insurance...............................   1,043    1,121
Individual and group payout annuities.....................   1,680      927
Other contract liabilities................................      43       39
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $2,766   $2,087
                                                            ======   ======



     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2007:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2007 and 2006, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2007 and 2006 for GMDB and GMAB ($ in millions):

                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                --                56



                                                                  2006
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,962            $1,281           $13,456
Net amount at risk......................       $   16            $    1           $   177
Average attained age of
  contractholders.......................           56                --                56


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2005...........................   $23    $ 3    $ 26
  Incurred guarantee benefits........................    12      6      18
  Paid guarantee benefits............................    (5)    --      (5)
                                                        ---    ---    ----
Balance at December 31, 2005.........................    30      9      39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                        ---    ---    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                        ---    ---    ----
BALANCE AT DECEMBER 31, 2007.........................   $42    $72    $114
                                                        ===    ===    ====



     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 0.77% to 7.50% for 2007 and 7.02% to 7.24% for 2006.

     - Volatility assumption was 14.62% for 2007 and 14.58% for 2006.

     - Mortality was assumed to be 91%, and 93% of the A2000 table for 2007 and 2006, respectively.

     - Lapse rates vary by contract type and duration and range from 0.5% to 30%, with an average of 12% for 2007, and 0% to 18%, with an average of 8% for 2006.

     - Discount rates ranged from 5.26% to 7.61% for 2007 and 6.01% to 7.61% for 2006.

     GMABs are considered to be derivatives under SFAS No. 149, and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income.

     The following table presents the aggregate fair value of assets at December 31, 2007 and 2006, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2007               2006
                                              ----------------   ----------------
INVESTMENT FUND OPTION:                         GMDB     GMAB      GMDB     GMAB
-----------------------                       -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 9,326   $1,169   $ 8,897   $  918
  Fixed income..............................    2,148      184     2,413      173
  Balanced..................................    2,063      162     1,830      110
General Account.............................    5,087      293     4,278       80
                                              -------   ------   -------   ------
     TOTAL..................................  $18,624   $1,808   $17,418   $1,281
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes the SOP 03-1 liability for individual life products reflected in the general account in future policy benefits at December 31, 2007 and 2006 (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $23    $15
Net liability increase.......................................     6      8
                                                                ---    ---
Ending balance...............................................   $29    $23
                                                                ===    ===



NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains nineteen separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2007 and 2006 are as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Registered..............................................  $18,340   $16,204
Non-registered..........................................      753       375
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $19,093   $16,579
                                                          =======   =======



NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Balance at beginning of year........................  $3,310   $2,978   $2,437
  Cumulative effect of change in accounting
     principle, pre tax (SOP 05-1)..................      15       --       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,325    2,978    2,437
  Current year additions............................     560      593      572
  Amortized during year.............................    (432)    (345)    (340)
                                                      ------   ------   ------
  Balance at end of year before related
     adjustments....................................     128      248      232
  Adjustment for change in unrealized investment
     gains..........................................     (22)      84      309
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $3,431   $3,310   $2,978
                                                      ======   ======   ======



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Balance at beginning of year...........................  $228   $230   $195
  Cumulative effect of change in accounting principle,
     pre-tax (SOP 05-1)................................     6     --     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   234    230    195
  Current year additions...............................    90     37     30
  Amortized during year................................   (48)   (44)   (34)
  Adjustment for change in unrealized investment
     gains.............................................    (4)     5     39
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $272   $228   $230
                                                         ====   ====   ====



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

NOTE 8 -- INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Current:
  Federal..............................................  $154   $ 85   $119
  State and local......................................     4      1      3
                                                         ----   ----   ----
                                                          158     86    122
Deferred:
  Federal..............................................     1     52     16
                                                         ----   ----   ----
INCOME TAX EXPENSE.....................................  $159   $138   $138
                                                         ====   ====   ====



     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2007 and 2006 are as follows (in millions):

                                                              2007    2006
                                                             ------   ----
Deferred tax assets:
  Future policyholder benefits.............................  $  669   $623
  Employee and agents benefits.............................      61     62
  Other....................................................      16      1
                                                             ------   ----
     Gross deferred tax assets.............................     746    686
                                                             ------   ----
Deferred tax liabilities:
  DAC......................................................     964    952
  Investments..............................................      60     44
                                                             ------   ----
     Gross deferred tax liabilities........................   1,024    996
                                                             ------   ----
       NET DEFERRED TAX LIABILITY..........................  $  278   $310
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2007, 2006 and 2005:

                                                       2007      2006      2005
                                                       ----      ----      ----
Statutory Federal income tax rate....................  35.0%     35.0%     35.0%
Tax exempt income....................................  (4.7)%    (4.9)%    (3.8)%
Audit liability provision............................   2.8%       --       0.5%
Other................................................  (0.3)%    (0.3)%     0.3%
                                                       ----      ----      ----
EFFECTIVE TAX RATE...................................  32.8%     29.8%     32.0%
                                                       ====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2007 and 2006, the Company had recorded an income tax (payable)/receivable from New York Life of $(95) million and $5 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2007 is as follows (in millions):

                                                                   TOTAL
                                                               UNRECOGNIZED
                                                               TAX BENEFITS
                                                               ------------
BALANCE AT JANUARY 1, 2007 (DATE OF ADOPTION OF FIN NO. 48)..      $ 94
Reductions for tax positions of prior years..................        (1)
Additions for tax positions of current year..................        14
                                                                   ----
BALANCE AT DECEMBER 31, 2007.................................      $107
                                                                   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is $42 million. The Company classifies interest and penalties related to tax uncertainties as income tax expense. Total interest and penalties for the year ended December 31, 2007 aggregated $10 million and is included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2007, the Company had accrued $33 million of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention. Currently the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 72% and 69% of the reinsurance ceded to non-affiliates at December 31, 2007 and 2006, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $4 million and $3 million for December 31, 2007 and 2006, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $1 million, $3 million and $0 million for the year ended December 31, 2007, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2007, 2006 and 2005, $44 million, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  317   $  341   $  387
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  204   $  210   $  266
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  110   $  130   $  117
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,455   $5,238   $5,020
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,349   $5,089   $4,821
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2007    2006    2005
                                                        ----   ------   ----
Amounts recoverable from reinsurer....................  $968   $1,055   $961
Premiums ceded........................................  $121   $  158   $127
Benefits ceded........................................  $214   $   81   $ 69


     The effects of all reinsurance for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Premiums:
  Direct............................................  $  976   $  723   $  265
  Assumed...........................................       1        1        1
  Ceded.............................................    (122)    (159)    (128)
                                                      ------   ------   ------
Net premiums........................................  $  855   $  565   $  138
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  515   $  509   $  530
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  214   $  276
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  522   $  350   $  312
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   11   $    8   $   10
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,601   $6,432   $6,090
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,379   $5,114   $4,844
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2007 and 2006 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $ 1,183    $ 12    $ 2,549    $11
Currency swaps................................       129     (14)       101     (5)
Equity options................................       315      19        315     11
Interest rate options.........................    19,050      27      9,500      8
Credit default swaps..........................         1      --         --     --
                                                 -------    ----    -------    ---
  TOTAL.......................................   $20,678    $ 44    $12,465    $25
                                                 =======    ====    =======    ===



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2007 and 2006 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $--     $    --    $--
Cash flow hedges..............................       245     --         242      4
Non-qualifying derivatives....................    20,433     44      12,223     21
                                                 -------    ---     -------    ---
  TOTAL.......................................   $20,678    $44     $12,465    $25
                                                 =======    ===     =======    ===



     For the years ended December 31, 2007 and 2006, there were no net investment (losses) gains related to the ineffective portion of fair value hedges.

     During 2007 and 2006, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive
(loss) income before taxes related to cash flow hedges (in millions):

                                                           2007   2006   2005
                                                           ----   ----   ----
Other comprehensive income balance at the beginning of
  the year...............................................   $ 2    $ 7    $ 8
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges..................    (5)    (7)    (1)
Losses (gains) reclassified to net income................     1      2     --
                                                            ---    ---    ---
Other comprehensive (loss) income balance at the end of
  the year...............................................   $(2)   $ 2    $ 7
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges was less than $1 million for the years ended December 31, 2007, 2006, and 2005. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2007 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $(1) million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses. For the years ended December 31, 2007, 2006 and 2005, the Company included in net investment losses in the accompanying Consolidated Statement of Income $16 million, $(6) million and $(3) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2007 and 2006, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $6 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2007 and 2006, $1,625 million and $971 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2007 and 2006, the Company recorded cash collateral received under these agreements of $1,656 million and $1,014 million, respectively, and established a

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2007 and 2006, respectively.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2007 and 2006, the Company had agreements to purchase and resell securities totaling $682 million and $377 million at an average coupon rate of 4.20% and 5.26%, respectively. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported in the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $629 million, $624 million and $590 million for the years ended December 31, 2007, 2006 and 2005, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2007, 2006 and 2005. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2007, 2006 and 2005, the total cost for these services amounted to $41 million, $40 million and $37 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2007, 2006 and 2005 of $17 million, $15 million, and $13 million, respectively.

     At December 31, 2007 and 2006, the Company had a net liability of $197 million and $239 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2007 and 2006, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,468 million and $4,240 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.37%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2007 and 2006, the amount of outstanding reserves on these contracts included in future policy benefits was $184 million and $183 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $111 million, $92 million and $86 million, for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2007 or December 31, 2006.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2007 and 2006, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2007 and 2006 there was no outstanding balance due to Capital Corporation. Interest expense for 2007, 2006 and 2005 was $1 million, $5 million, and $2 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2007 and 2006, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2007, 2006 and 2005.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $14 million and $17 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, the Company recorded liabilities of approximately $2,305 million and $2,135 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, policyholders' account balances and separate account liabilities related to these policies aggregated $313 million and $305 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2007, 2006 and 2005, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $146 million, $78 million and $85 million during 2007, 2006 and 2005, respectively.

     Total interest paid was $17 million, $18 million and $19 million during 2007, 2006 and 2005, respectively.

     Non-cash investing transactions were $4 million, $35 million and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2007 and 2006, statutory stockholder's equity was $2,650 million and $2,324 million, respectively. Statutory net income for the years ended December 31, 2007, 2006 and 2005 was $289 million, $252 million and $231 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend in 2007. The Company declared and paid a $12 million dividend to its sole shareholder New York Life for December 31, 2006. As of December 31, 2007, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,215 million. The maximum amount of dividends that may be paid in 2008 without prior approval is $348 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 19, 2008

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.       Financial Statements

         All required financial statements are included in Part B of this Registration Statement.

b.       Exhibits.


(1) Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.


(2)      Not applicable.


(3)(a) Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and incorporated herein by reference.


(3)(b) Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.


(3)(c) Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent's Contract)
         - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.


(3)(d) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(3)(e) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(3)(f)   Amendment dated September 27, 2002 to Stock Sale Agreement dated
         June 4, 1993 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(3)(g) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a)   Form of Qualified Flexible Premium Policy - Previously filed as Exhibit
         (5)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant's Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(4)(b)   Form of Qualified Single Premium Policy - Previously filed as Exhibit
         (5)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant's Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.


(5) Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.


(6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b)(1)By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b)(2)Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(7)      Not applicable.


(8) Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant's Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.


(8)(a) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I
         (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.
(8)(b) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(9)      Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

(10)(a)  Consent of PricewaterhouseCoopers LLP - Filed herewith.





(10)(b) Powers of Attorney for Christopher O. Blunt, Director, Senior Vice President and Chief Operating Officer of NYLIAC - filed herewith.



(10)(c) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(d) Powers of Attorney for Frank M. Boccio, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(c) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(e) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC Variable MFA Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(f) Powers of Attorney for Theodore A. Mathas, Director and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(g) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(g) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(h) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
          (10)(k) to Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(i) Powers of Attorney for Arthur H. Seter, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(l) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(j) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(n) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(k) Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.



(10)(l) Powers of Attorney for Seymour Sternberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(p) to the Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86084), filed 4/13/07 and incorporated herein by reference.


(11)     Not applicable.

(12)     Not applicable.

(13) Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File
         No. 033-53342), and incorporated herein by reference.

(14)     Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Christopher O. Blunt      Director, Senior Vice President and Chief Operating Officer
Frank M. Boccio           Director and Senior Vice President
Solomon Goldfinger        Director and Senior Vice President
John R. Meyer             Director and Senior Vice President
Joel M. Steinberg         Director, Senior Vice President and Chief Financial Officer
Arthur H. Seter           Director
Michael E. Sproule        Director
Seymour Sternberg         Director
Gary E. Wendlandt         Senior Executive Vice President
Sara Badler               Senior Vice President and Deputy General Counsel
Eileen T. Slevin          Senior Vice President and Chief Information Officer
John A. Cullen            Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President and General Counsel
Melvin J. Feinberg        Senior Vice President
Michael G. Gallo          Senior Vice President, Retirement Income
Robert J. Hebron          Senior Vice President
Barbara McInerney         Senior Vice President in charge of Corporate Compliance
Gary J. Miller            Senior Vice President
Anthony Malloy            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Frank J. Ollari           Senior Vice President
Paul Pasteris             Senior Vice President in charge of Retirement Income
Mark W. Pfaff             Senior Vice President in charge of Agency Department
Robert D. Rock            Senior Vice President and Chief Investment Officer
Eric S. Rubin             Senior Vice President in charge of Strategic Planning
Richard C. Schwartz       SVP and Senior Investment Manager for Derivative Transactions
Gary W. Scofield          Senior Vice President and Chief Actuary
Mark W.Talgo              Senior Vice President
Patricia Barbari          First Vice President
Joseph Bennett            First Vice President
Minas C. Joannides        First Vice President and Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President and Controller
Thomas J. Troeller        First Vice President and Actuary
Stephen A. Bloom          Vice President and Chief Underwriter
David Boyle               Vice President
William J. Burns          Vice President
Karen E. Dann             Vice President
Kathleen A. Donnelly      Vice President
Robert J. Hynes           Vice President
Mario Lazzaro             Vice President
Edward P. Linder          Vice President
Brian C. Loutrel          Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Jacqueline A. O'Leary     Vice President
Nicholas Pasyanos         Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer           Vice President and Associate General Counsel
Andrew N. Reiss           Vice President - National Sales Manager
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
Teresa Turner             Vice President
James R. Vavra            Vice President
Robin Wagner              Vice President
Elaine Williams           Vice President
Richard J. Witterschein   Vice President and Assistant Treasurer
Robert Ziegler            Vice President
Richard W. Zuccaro        Vice President - Tax

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Tribeca Holdings II LLC                                           Delaware

     Bluewater Holdings II LLC                                         Delaware

     Gramercy Holdings II LLC                                          Delaware

     Pacific Square Investments LLC                                    Delaware

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     Monetary Research Ltd.                                            Bermuda
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                       C-6

                                                                       Jurisdiction of       Percent of Voting
Name                                                                   Organization          Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
         NYLIM Mezzanine Partners II GenPar GP, LLC                    Delaware
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
         NYLIM Europeon Equity Market Neutral Fund GP, LLC             Delaware
         NYLIM Asian Equity Market Neutral Fund GP, LLC                Delaware
         NYLIM U.S. Large-Cap Core 130/30 Fund GP, LLC                 Delaware
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM International 170/70 Fund Ltd.                          Cayman Islands
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        Siam Commercial New York Life Insurance Public Company         Thailand                47.33%
        Limited
        NYL Data Center Limited                                        Thailand                99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
NYL Wind Investments LLC                                               Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
    Huntsville NYL LLC                                                 Delaware

ITEM 27. NUMBER OF CONTRACT OWNERS


         As of January 31, 2008, there were approximately 4,336 owners of Non-Qualified Policies offered under NYLIAC MFA Separate Account-II.


ITEM 28. INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:


         NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC Variable Universal Life Separate Account-I
         NYLIAC MFA Separate Account-I
         NYLIAC Variable Annuity Separate Account-I
         NYLIAC Variable Annuity Separate Account-II
         NYLIAC Variable Annuity Separate Account-III
         NYLIAC Variable Annuity Separate Account-IV
         NYLIAC VLI Separate Account
         Eclipse Funds
         MainStay Funds
         MainStay VP Series Fund
         McMorgan Funds
         NYLIM Institutional Funds


     (b) Directors and Officers.

     The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers     Positions and Offices with Underwriter
-------------------------------     ------------------------------------------
Stephen P. Fisher                       Manager, President and Chief Operating Officer
Christopher O. Blunt                    Manager and Executive Vice President, Life and Annuity Distribution
Robert E. Brady                         Manager and Managing Director, Operations
John A. Cullen                          Manager
Barry A. Schub                          Manager
Scott L. Berlin                         Executive Vice President, Non-COLI Variable Life Distribution
Robert J. Hebron                        Executive Vice President, COLI Distribution
John R. Meyer                           Executive Vice President, Variable Annuity and Agency Mutual Funds
                                        Distribution
Thomas A. Clough                        Senior Managing Director, Retirement Services
Barbara McInerney                       Senior Managing Director, Compliance
Alison H. Micucci                       Senior Managing Director, Compliance
Michael D. Coffey                       Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Philip L. Gazzo                         Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Mark A. Gomez                           Managing Director and Chief Compliance Officer
Joseph J. Henehan                       Managing Director, Retirement Services
Julia D. Holland                        Managing Director, SMA Distribution
Edward P. Linder                        Managing Director, Variable Annuity and Agency Mutual Funds
                                        Distribution
Marguerite E. H. Morrison               Managing Director and Secretary
Gary M O'Neill                          Managing Director, Agency Distribution
Christopher V. Parisi                   Managing Director, Outside Broker-Dealer Distribution
Jennifer D. Tarsney                     Director, National Accounts
Marianna Wekow                          Director, National Accounts
Albert W. Leier                         Vice President - Financial Operations and Treasurer
David F. Boyle                          Vice President, COLI Wholesaling
Philip E. Caminiti                      Vice President, Mutual Funds Sales Desk - Outside Broker-Dealer
                                        Distribution
Karen E. Dann                           Vice President, Variable Annuity Key Accounts - Bank Distribution
John J. Ogara                           Vice President, Variable Life Wholesaling - Agency Distribution
Mark L. Gudelski                        Vice President, National Accounts
Linda M. Howard                         Vice President, Compliance
Robert F. Meredith                      Vice President, Variable Annuity and Mutual Funds Wholesaling - Agency
                                        Distribution
Stanley W. Metheney                     Vice President, Compliance
Andrew N. Reiss                         Vice President, Variable Annuity Wholesaling - Bank Distribution
John Vaccaro                            Vice President, Compliance
James R. Vavra                          Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                      Vice President, Tax

         (c) Commissions and Other Compensation

         Name of             New Underwriting         Compensation on
        Principal              Discounts and           Redemption or             Brokerage
       Underwriter              Commissions            Annuitization            Commission             Compensation
NYLIFE Distributors
Inc.                                -0-                     -0-                     -0-                     -0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 31. MANAGEMENT SERVICES - Not applicable.


ITEM 32. UNDERTAKINGS -

Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC MFA Separate Account-II, hereby represents that the fees and charges deducted under the Facilitator
Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 10th day of April, 2008.


                                             NYLIAC MULTI-FUNDED ANNUITY
                                             SEPARATE ACCOUNT-II
                                             (Registrant)

                                             By /s/ Karen E. Dann
                                                --------------------
                                                  Karen E. Dann
                                                  Vice President

                                             NEW YORK LIFE INSURANCE AND
                                             ANNUITY CORPORATION
                                             (Depositor)

                                             By /s/ Karen E. Dann
                                                --------------------
                                                  Karen E. Dann
                                                  Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt@          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Theodore A. Mathas*            Chairman and President
                                    (Principal Executive Officer

     John R. Meyer*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director and Chief Financial Officer

     Seymour Sternberg*             Director



By /s/ Karen E. Dann
   --------------------
    Karen E. Dann
    Attorney-in-Fact
    April 10, 2008



*Pursuant to Powers of Attorney previously filed.



@Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX


Exhibit
Number                Description
------                -----------

(9)                   Opinion and Consent of Thomas F. English, Esq.

(10)(a)               Consent of PricewaterhouseCoopers LLP

(10)(b)               Powers of Attorney, Christopher O. Blunt